                                                    Registration Nos. 333-109206
                                                                       811-02441

       As filed With the Securities and Exchange Commission on May 2, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

     Pre-effective Amendment No. [ ]

     Post-Effective Amendment No. [2]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

     Amendment No. [100]

           AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on May 2, 2005 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

     Units of interest in American General Life Insurance Company Separate Account D under variable annuity contracts.

                         PLATINUM INVESTOR(R) IMMEDIATE
                                VARIABLE ANNUITY

                    Single Premium Immediate Variable Annuity
                               Contract issued by
                     American General Life Insurance Company
                         through its Separate Account D

                      This prospectus is dated May 2, 2005

This prospectus describes information you should know before you purchase a Platinum Investor Immediate Variable Annuity (the "Platinum Investor Annuity"). On page 4 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 3.

The Platinum Investor Annuity is a single premium immediate variable annuity Contract (the "Contract" or "Contracts") between you and American General Life Insurance Company ("AGL") where you agree to make one Premium Payment to AGL and AGL agrees to make a stream of Income (annuity) Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals. It is immediate because we start making Income Payments within 12 months from the Contract Date.

The AGL declared fixed interest account (the "Fixed Account") is the fixed investment option for the Contract. AGL's Separate Account D (the "Separate Account") provides access to investment in the Contract's variable investment options. Currently, the Contract's variable investment options each purchase shares of a corresponding Fund of:

..    AIM Variable Insurance Funds ("AIM V.I.")
..    The Alger American Fund ("Alger American")
..    American Century Variable Portfolios, Inc. ("American Century VP")
..    American Century Variable Portfolios II, Inc. ("American Century VP II")
..    Credit Suisse Trust ("Credit Suisse Trust")
..    Dreyfus Investment Portfolios ("Dreyfus IP")
..    Dreyfus Variable Investment Fund ("Dreyfus VIF")
..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")
..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")
..    Janus Aspen Series ("Janus Aspen")
..    J.P. Morgan Series Trust II ("JPMorgan ST II")
..    MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT")
..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..    Oppenheimer Variable Account Funds ("Oppenheimer")
..    PIMCO Variable Insurance Trust ("PIMCO VIT")
..    Putnam Variable Trust ("Putnam VT")
..    SunAmerica Series Trust ("SunAmerica ST")
..    The Universal Institutional Funds, Inc. ("UIF")
..    VALIC Company I ("VALIC Co. I")
..    Van Kampen Life Investment Trust ("Van Kampen LIT")
..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 9 for a complete list of the variable investment options and the respective advisors and sub-advisors of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you that we have made available to you.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Contracts are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable annuity is subject to investment risks, including possible loss of principal invested.

The Contracts are not available in all states. This prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

DEFINITIONS....................................................................4
SUMMARY OF THE CONTRACT........................................................5
   Purpose of the Platinum Investor Annuity Contract...........................5
   Types of Contracts..........................................................6
   Purchase of the Contract....................................................6
   The Investment Options......................................................6
   Expenses....................................................................7
   Right to Cancel the Contract................................................7
   Withdrawals.................................................................7
   Income Payments.............................................................7
FEE TABLES.....................................................................8
CONDENSED FINANCIAL INFORMATION................................................9
INVESTMENT OPTIONS.............................................................9
   Variable Investment Options.................................................9
   Fixed Account..............................................................12
PARTIES INVOLVED IN THE CONTRACT..............................................13
   Contract Owner.............................................................13
   Annuitant and Joint Annuitant..............................................15
   Payee......................................................................15
   Beneficiary and Contingent Beneficiary.....................................15
THE CONTRACT AND HOW IT WORKS.................................................15
   General Description........................................................15
   Purchasing a Contract......................................................16
   Allocation of Premium Payment..............................................16
   Right to Cancel............................................................17
   Key Contract Dates.........................................................17
   Income Payments............................................................18
   Access to your Money.......................................................18
   Rights Reserved by the Company.............................................18
TRANSFERS.....................................................................19
   Transfers Among Investment Options.........................................19
   How Transfers among Variable Investment Options are effected...............19
   Telephone Transfers........................................................19
   Effective Date of Transfers Among Variable Investment Options..............20
   Automatic Rebalancing......................................................20
   Market Timing..............................................................20
   Fund-rejected transfers....................................................21
EXPENSES......................................................................21
   Mortality and Expense Risk Charge..........................................21
   Administrative Charge......................................................22
   Contract Fee...............................................................22
   Sales Charge...............................................................22
   Withdrawal Charge..........................................................22
   Premium Taxes..............................................................22
   Transfer Fee...............................................................22
   Fund Expenses..............................................................23
   General....................................................................23
INCOME PAYMENTS...............................................................23
   Generally..................................................................23
   Income Start Date..........................................................23
   Frequency and Amount of Income Payments....................................24
   Semi-Annual Benefit Leveling...............................................24
   Payout Options.............................................................25
   Annuity Income Units.......................................................26
   Determination of the Initial Variable Income Payment.......................26
   Additional Items that may Impact Income Payments...........................27
   Determination of Subsequent Variable Income Payments.......................27

   Assumed Investment Return..................................................27
ACCESS TO YOUR MONEY..........................................................28
   Generally..................................................................28
   Withdrawal Rights..........................................................28
   Example of Withdrawal for a Certain Period Contract........................30
   Example of Withdrawal from a Lifetime Income with Certain Period Contract:
      Male age 65.............................................................31
   Example of Withdrawal from a Lifetime Income with Certain Period Contract:
      Male age 75.............................................................31
   Deferment of Payments......................................................32
DEATH BENEFIT.................................................................32
   Succession of Contract Ownership...........................................32
   Notification of Death......................................................33
   Death of the Contract Owner and/or Annuitant...............................33
   Designation of Beneficiary.................................................34
PERFORMANCE...................................................................34
TAXES.........................................................................35
   Introduction...............................................................35
   Annuity Contracts in General...............................................35
   Tax Treatment of Distributions - Qualified Contracts.......................35
   Distributions In General...................................................36
   Tax Treatment of Distributions - Non-Qualified Contracts...................37
   Non-Qualified Contracts Owned by Non-Natural Persons.......................39
   Section 1035 Exchanges.....................................................39
   Diversification and Investor Control.......................................39
   Withholding................................................................39
OTHER INFORMATION.............................................................40
   American General Life Insurance Company....................................40
   Distribution of the Contract...............................................40
   Legal Proceedings..........................................................41
FINANCIAL STATEMENTS..........................................................41
APPENDIX A....................................................................42
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................47

---------------------------------------------------------------------------------------------------------------------
CONTACT INFORMATION: Here is how you can contact us about the Platinum Investor Annuity
---------------------------------------------------------------------------------------------------------------------
                ADMINISTRATIVE CENTER:                            HOME OFFICE:                 PREMIUM PAYMENTS:
---------------------------------------------------------------------------------------------------------------------
(Express Delivery)          (U.S. Mail)                 American General Life Insurance   (Express Delivery)
American General Life       American General Life       Company                           American General Life
Insurance Company           Insurance Company           2727-A Allen Parkway              Insurance Company
SPIA Operations 2-D1        SPIA Operations 2-D1        Houston, Texas 77019-2116         c/o Southwest Bank of Texas
2727-A Allen Parkway        P. O. Box 3018              1-800-242-4079                    P. O. Box 4532
Houston, Texas 77019        Houston, Texas 77019-2116                                     1801 Main Street
1-800-242-4079                                                                            Houston, Texas 77002
Fax: 1-713-620-3139                                                                       (U.S. Mail)
(Except Premium Payments)                                                                 American General Life
                                                                                          Insurance Company
                                                                                          c/o Southwest Bank of Texas
                                                                                          P. O. Box 4532
                                                                                          Houston, Texas 77210
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Administrative Center - Our Administrative Center is located at 2727-A Allen Parkway 2-D1, Houston, Texas 77019, telephone: 1-800-242-4079.

AGL - American General Life Insurance Company.

Annuitant - The person whose life determines the duration of Income Payments involving life contingencies. The Annuitant is usually the Contract Owner, but in some circumstances the Contract Owner may not be the Annuitant. In addition, certain Payout Options under the Contract permit a Joint Annuitant. In the event there is a Joint Annuitant then the main Annuitant is considered to be the "Primary Annuitant." Certain Qualified Contracts require the Annuitant and the Contract Owner to be the same person.

Annuity Starting Date - The latter of the Contract Date and the first day of the first Modal Time Period.

Annuity Income Unit - An accounting unit of measure used to calculate Income Payments.

Annuity Income Unit Value - The value of one Annuity Income Unit.

Assumed Investment Return - The Assumed Investment Return (or "AIR") is a factor used in calculating the initial and subsequent variable Income Payments.

Beneficiary - The person (or entity) selected by the Contract Owner to become the new Contract Owner in the event that the Contract Owner(s) and the Annuitant(s) die.

Company - American General Life Insurance Company, 2727-A Allen Parkway, Houston, Texas 77019-2116. Unless otherwise noted, all references to "we" or "us" in this prospectus refer to the Company, AGL.

Contract Date - The date your Contract is issued and becomes effective.

Contract Owner - The person (or persons) who controls all the rights and benefits under the Contract. Unless otherwise noted, all references to "you" or "your", in this prospectus, refer to the Contract Owner.

Contract Year - Each 12 month period beginning on the Contract Date.

Death Benefit - The amount payable, if any, after the Contract Owner and Annuitant die.

Division - Separate and distinct Divisions of the Separate Account to which underlying shares of a Fund are allocated. The performance of the selected Division(s) is used to determine the value of variable Income Payments.

Fixed Account - The portion of the Premium Payment allocated to AGL's general account to provide for fixed Income Payments.

Income Payments - The series of periodic Income (annuity) Payments selected by the Contract Owner.

Income Start Date - The date on which Income Payments begin. You choose this date when you purchase the Contract. It cannot be later than 12 months after the Contract Date.

Modal Time Period - The period of time (mode) ending on the date that an Income Payment is made. For example, if you select monthly Income Payments, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made.

Non-Qualified Contract - An annuity purchased with dollars already subjected to taxation.

Payee - The person or party designated to receive Income Payments.

Payout Option - The manner in which the stream of Income Payment(s) is paid to the Payee.

Premium Payment - Money sent to us to purchase your Contract. Because the Contract is a single Premium Payment Contract, you are permitted to make only one Premium Payment to us. However, the Premium Payment may come to us from multiple sources. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

Premium Tax - A tax or similar type fee charged by a state or municipality on your Premium Payment.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by an IRA.

Right to Cancel - Time period immediately following the Contract Date, when you may return your Contract to the Company. Your Contract or materials related to your Contract may use the terms "Right to Examine Period" or "Free Look Period" to describe the Right to Cancel.

SAI - Statement of Additional Information.

Semi-Annual Benefit Leveling - The adjustment to variable Income Payments to make Income Payments made during the following six months equal in amount.

Valuation Date or Valuation Day - Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which is usually 3:00 p.m. Central time.

Valuation Period - The period between the close of business (which is the close of the NYSE) on any Valuation Date and the close of business for the next succeeding Valuation Date.

--------------------------------------------------------------------------------
                             SUMMARY OF THE CONTRACT
--------------------------------------------------------------------------------

This summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract itself. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Account." All page number references refer to pages in this prospectus unless otherwise stated. Currently immediate annuities are often referred to as "income annuities."

Purpose of the Platinum Investor Annuity Contract

The Contract described in this prospectus provides Income Payments to the Payee, based on:

     .    the life of the Annuitant(s);

     .    the life of the Annuitant(s) with a certain period of years; or

     .    for a certain period of years.

You may select from a number of Payout Options. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. You may choose Income Payments on a monthly, quarterly, semi-annual, or annual basis.

Types of Contracts

There are two types of Contracts, qualified and non-qualified. A Qualified Contract must be purchased with contributions rolled-over from a qualified plan such as a 401(a) or 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA or Roth IRA. You may purchase a Non-Qualified Contract with money from any source other than a qualified source.

Purchase of the Contract

The minimum amount to purchase a Contract is $25,000. You cannot add to your Contract at a later date (it is a single Premium Payment Contract.). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior AGL approval is required for any aggregated Premium Payment exceeding $1,000,000. In general, we will not issue a Contract with Annuitant(s) over age 90, but reserve the right to increase or decrease that age.

The Investment Options

Variable Investment Options. When you purchase the Contract, you may allocate your Premium Payment to our Separate Account to provide for variable Income Payments. Our Separate Account is divided into 100 Divisions, 51 of which are offered under the Contract. Each of the 51 Divisions constitutes a variable investment option, and invests exclusively in shares of a specific Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively the "Funds"). See page 9 of this prospectus for a list of the underlying Funds and their Investment Advisors.

The investment performance of each Division is linked to the investment performance of its corresponding underlying Fund. Assets in each of the Divisions belong to AGL, but are accounted for separately from AGL's other assets and can be used only to satisfy its obligations under the Contracts.

Allocating part or all of your Premium Payment to a Division means you have elected, at least in part, variable Income Payments. The amount of your variable Income Payments will increase or decrease depending on the investment performance of the Division(s) you selected. You bear the investment risk for amounts allocated to a Division.

Fixed Account. You can also allocate all or part of your premium to the Fixed Account and elect fixed Income Payments. With the Fixed Account, you will receive fixed Income Payments that will not fluctuate from the scheduled amount set forth in your Contract.

No transfers or withdrawals may be made out of the Fixed Account.

Expenses

AGL deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" on page 21.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each variable investment option for mortality and expense risks.

Administrative Charge. We deduct a daily administrative charge from the assets of each variable investment option.

Premium Tax Charge. Certain states assess a Premium Tax charge for Premium Payments made under the Contract. If applicable, the Premium Tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Premium Taxes" in this prospectus for more information.

Sales Charge. We deduct a one time sales charge from your Premium Payment.

Withdrawal Charge. During the first eight Contract Years, we deduct a withdrawal charge for each full or partial withdrawal under the Contract.

Contract Fee. We deduct a one time charge from your Premium Payment.

Fund Expenses. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

Right to Cancel the Contract

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract, or as required in your state. See "Right to Cancel" on page 17.

Withdrawals

Depending on the Payout Option you choose, you may be permitted to make one partial withdrawal per Contract Year of not less than $2,500 or a full withdrawal of monies from the variable investment options portion of your Contract. All partial and full withdrawals are subject to a 1% (of the amount withdrawn) withdrawal charge during the first eight Contract Years. However, please keep in mind that the Contract is designed to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Income Payments

Income Payments begin on the Income Start Date. Income Payments will be based on the Payout Option chosen at the time of application. Once selected on the application and received by our Administrative Center, the Payout Option may not be changed or modified. You can receive fixed or variable Income Payments or a combination of the two. Fixed Income Payments will not fluctuate from the scheduled amount set forth in your Contract. Variable Income Payments will change from Income Payment to Income Payment depending on the performance of the variable investment option(s) that you have chosen. With a combination of fixed and variable Income Payments, a portion of your Income Payments will not fluctuate from the scheduled amount set forth in your Contract, and a portion will fluctuate.

You can receive payments for life, for life with a certain period, or for a certain period only. You can also receive payments on a monthly, quarterly, semi-annual, or annual basis.

See "INCOME PAYMENTS" on page 23 for more detailed information. You may also wish to contact your tax or other financial advisor to determine the types of Income Payments that may be right for you.

--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and withdrawing money from the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw money from the Contract, or transfer amounts between investment options. State Premium Taxes may also be charged. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

--------------------------------------------------------------------------------
                   Maximum Contract Owner Transaction Expenses
--------------------------------------------------------------------------------
                     Charge                                Maximum Amount
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases (as a percentage
of Premium Payment)                                4.0%
--------------------------------------------------------------------------------
Withdrawal Charge*                                 1.0% of the amount withdrawn
--------------------------------------------------------------------------------
Contract Fee (one time)                            $100
--------------------------------------------------------------------------------
Transfer Fee                                       $25 (There is no charge for
                                                   the first 12 transfers each
                                                   Contract Year; thereafter, we
                                                   reserve the right to charge a
                                                   fee of $25 per transfer.)
--------------------------------------------------------------------------------
Premium Taxes - Qualified Contracts                0 - 1% of premium
--------------------------------------------------------------------------------
Premium Taxes - Non-Qualified Contracts            0 - 3.5% of premium
--------------------------------------------------------------------------------

----------
* The Withdrawal Charge applies for the first 8 Contract Years only. Only Payout Options 2, 4 and 5 permit withdrawals.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

--------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average account value)
--------------------------------------------------------------------------------
              Charge                Current Amount          Maximum Amount
--------------------------------------------------------------------------------
Mortality and Expense Risk Charge        0.40%                  1.10%
--------------------------------------------------------------------------------
Administrative Charge                    0.15%                  0.15%
--------------------------------------------------------------------------------
   Total Separate Account Annual
      Expenses                           0.55%                  1.25%
--------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that the Fund will charge periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2004. Current and future expenses for the Funds may be higher or lower than those shown.

--------------------------------------------------------------------------------
    Annual Fund Fees and Expenses (as a percentage of average daily variable account value)
--------------------------------------------------------------------------------
                           Charge                              Maximum   Minimum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (expenses that are
deducted from fund assets include management fees,
distribution (12b-1) fees, and other expenses)/1/               1.26%     0.24%
--------------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

     /1/ Currently 13 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers will last expire no later than April 30, 2006. The impact of contractual reimbursements or fee waivers is as follows:

----------------------------------------------------------
                Charge                   Maximum   Minimum
----------------------------------------------------------
Total Annual Fund Operating Expenses
for all of the Funds After Contractual
Reimbursement or Fee Waiver               1.26%     0.24%
----------------------------------------------------------

--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

There were no historical unit values as of the date of this prospectus.

--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------

Variable Investment Options

Separate Account D. AGL established Separate Account D on November 19, 1973. The Separate Account has 100 Divisions, 51 of which are available under the Contracts offered by this prospectus. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

Each Division of the Separate Account is part of AGL's general business, and the assets of the Separate Account belong to AGL. Under Texas law and the terms of the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that AGL may conduct. These assets will be held exclusively to meet AGL's obligations under this Contract and other variable annuity contracts issued through the Separate Account. Furthermore, AGL credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of AGL.

Divisions. We divided the Separate Account into Divisions, each of which invests in shares of a corresponding underlying Fund. You may invest your Premium Payment in Divisions investing in the Funds listed in the following table. The name of each underlying Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the underlying Funds with footnotes next to their name. For these underlying Funds, whose name does not describe their type, we provide that information immediately following the table.

------------------------------------------------------------------------------------------------------------
                    Underlying Funds                        Investment Advisor (sub-advisor, if applicable)
------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I Shares      A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Series I Shares            A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio - Class O       Fred Alger Management, Inc.
Shares/1/
------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O Shares   Fred Alger Management, Inc.
------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                            American Century Investment Management, Inc.
------------------------------------------------------------------------------------------------------------
American Century VP II Inflation Protection Fund          American Century Investment Management, Inc.
------------------------------------------------------------------------------------------------------------
Credit Suisse Trust Small Cap Growth Portfolio            Credit Suisse Asset Management, LLC
------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial Shares        The Dreyfus Corporation
------------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing Leaders Portfolio - Initial        The Dreyfus Corporation
Shares/2/
------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares       The Dreyfus Corporation
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager(SM) Portfolio - Service     Fidelity Management & Research Company (FMR Co.,
Class 2/3/                                                Inc.)
                                                          (Fidelity International Investment Advisors)
                                                          (Fidelity International Investment Advisors (U.K.)
                                                          Limited)
                                                          (Fidelity Investments Japan Limited)
                                                          (Fidelity Investments Money Management, Inc.)
                                                          (Fidelity Management & Research (Far East) Inc.)
                                                          (Fidelity Management & Research (U.K.) Inc.)
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class   Fidelity Management & Research Company (FMR Co.,
2/4/                                                      Inc.)
                                                          (Fidelity International Investment Advisors)
                                                          (Fidelity International Investment Advisors (U.K.)
                                                          Limited)
                                                          (Fidelity Investments Japan Limited)
                                                          (Fidelity Management & Research (Far East) Inc.)
                                                          (Fidelity Management & Research (U.K.) Inc.)
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio - Service Class   Fidelity Management & Research Company
2                                                         (FMR Co., Inc.)
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class 2        Fidelity Management & Research Company
                                                          (FMR Co., Inc.)
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio - Service Class 2       Fidelity Management & Research Company (FMR Co.,
                                                          Inc.)
                                                          (Fidelity International Investment Advisors)
                                                          (Fidelity International Investment Advisors (U.K.)
                                                          Limited)
                                                          (Fidelity Investments Japan Limited)
                                                          (Fidelity Management & Research (Far East) Inc.)
                                                          (Fidelity Management & Research (U.K.) Inc.)
------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Franklin Small Cap Value           Franklin Advisory Services, LLC
Securities Fund - Class 2
------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Franklin U.S. Government Fund -    Franklin Advisers, Inc.
Class 2
------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Mutual Shares Securities Fund -    Franklin Mutual Advisers, LLC
Class 2/5/
------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Templeton Foreign Securities       Templeton Investment Counsel, LLC
Fund - Class 2
------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio - Service      Janus Capital Management LLC
Shares
------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio - Service Shares     Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares   Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------
JPMorgan ST II Mid Cap Value Portfolio                    J.P. Morgan Investment Management Inc.
------------------------------------------------------------------------------------------------------------
JPMorgan ST II Small Company Portfolio                    J.P. Morgan Investment Management Inc.
------------------------------------------------------------------------------------------------------------
MFS(R) VIT Capital Opportunities Series - Initial         Massachusetts Financial Services Company
Class/6/
------------------------------------------------------------------------------------------------------------

                                                    (Footnotes found on page 11)

------------------------------------------------------------------------------------------------------------
                    Underlying Funds                        Investment Advisor (sub-advisor, if applicable)
------------------------------------------------------------------------------------------------------------
MFS(R) VIT Emerging Growth Series - Initial Class         Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------
MFS(R) VIT New Discovery Series - Initial Class/7/        Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research Series - Initial Class/8/             Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio             Neuberger Berman Management Inc.
------------------------------------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA - Non-Service Shares/9/      OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Non-Service       OppenheimerFunds, Inc.
Shares
------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative          Pacific Investment Management Company LLC
Class/10/
------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class     Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class   Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB              Putnam Investment Management, LLC
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB               Putnam Investment Management, LLC
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class    Putnam Investment Management, LLC
IB
------------------------------------------------------------------------------------------------------------
SunAmerica ST Aggressive Growth Portfolio - Class 1       AIG SunAmerica Asset Management Corp.
Shares
------------------------------------------------------------------------------------------------------------
SunAmerica ST SunAmerica Balanced Portfolio - Class 1     AIG SunAmerica Asset Management Corp.
Shares/11/
------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I Shares              Morgan Stanley Investment Management Inc. (d/b/a
                                                          Van Kampen)
------------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I Shares                 Morgan Stanley Investment Management Inc. (d/b/a
                                                          Van Kampen)
------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                   VALIC* (AIG Global Investment Corp.)
------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                            VALIC* (AIG Global Investment Corp.)
------------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                           VALIC* (AIG SunAmerica Asset Management Corp.)
------------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R) Index Fund                      VALIC* (AIG Global Investment Corp.)
------------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund/12/                 VALIC* (T. Rowe Price Associates, Inc.)
------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                          VALIC* (AIG Global Investment Corp.)
------------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund                              VALIC* (AIG Global Investment Corp.)
------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I      Van Kampen Asset Management
Shares
------------------------------------------------------------------------------------------------------------
Vanguard VIF High Yield Bond Portfolio                    Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------
Vanguard VIF REIT Index Portfolio                         The Vanguard Group
------------------------------------------------------------------------------------------------------------

/1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is equity growth.

/2/ The Fund type for Dreyfus VIF Developing Leaders Portfolio - Initial Shares is small cap.

/3/ The Fund type for Fidelity(R) VIP Asset Manager SM Portfolio - Service Class 2 is high return.

/4/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.

/5/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation.

/6/ The Fund type for MFS(R) VIT Capital Opportunities Series - Initial Class is capital appreciation.

/7/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is small cap growth.

/8/ The Fund type for MFS(R) VIT Research Series - Initial Class is long-term growth.

/9/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.

/10/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.

/11/ The Fund type for SunAmerica ST SunAmerica Balanced Portfolio - Class 1
     Shares is capital appreciation.

/12/ The Fund type for VALIC Co. I Science & Technology Fund is capital appreciation. This Fund is a sector fund.

     * "VALIC" means The Variable Annuity Life Insurance Company.

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

We have entered into various services agreements with most of the advisors or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Contract Owners' inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Contracts that are not described under "EXPENSES" on page 21.

We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Contracts. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges. We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your amount invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Contract Owners participating in that Fund through the Separate Account.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Contract Owner such materials, we will vote the shares as we determine in our sole discretion.

In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Contract Owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

Any portion of your net Premium Payment you allocate to the Fixed Account goes into our general account. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our Separate Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors. The availability of the Fixed Account option may be restricted in some states. The offering of interests under the Contract relating to the Fixed Account is not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

To the extent that you allocate premium or transfer amounts into the Fixed Account, we guarantee that the amount of the Income Payments you receive will be unaffected by investment performance.

No transfers to a variable investment option may be made from the Fixed Account under the Contract.

--------------------------------------------------------------------------------
                        PARTIES INVOLVED IN THE CONTRACT
--------------------------------------------------------------------------------

Several parties may play a role in the Contract. These include the Contract Owner, the Annuitant (and the Joint Annuitant, where applicable), the Beneficiary and the Payee.

Contract Owner

Unless otherwise provided, you have all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the Contract.

At the time of application, you designate/elect:

     .    an Annuitant, and if applicable, a Joint Annuitant;

     . the frequency of Income Payments, Payout Option, Assumed Investment Return, and Income Start Date;

     .    a Beneficiary, and if applicable, a contingent Beneficiary;

     .    a Payee and, if applicable, a contingent Payee;

     . the portion of the single Premium Payment used to purchase fixed Income Payments and/or variable Income Payments;

     .    the allocation among investment options; and

     . any optional Contract features such as Semi-Annual Benefit Leveling (see page 24) and/or Automatic Rebalancing (see page 20).

Ownership Rights Between the Contract Date and the Income Start Date. Between the date of issue and the Income Start Date, you have the right to:

     .    cancel the Contract during the free look period;

     .    change the Beneficiary and/or the contingent Beneficiary;

     . change allocations among investment options (subject to certain limitations);

     . depending on the Payout Option selected, you may elect to take a partial or full withdrawal, subject to any restrictions described in this prospectus;

     .    elect or revoke a prior election of Semi-Annual Benefit Leveling; and

     . on Non-Qualified Contracts only: change Contract Owner, Joint Contract Owner and/or Payee.

Ownership Rights Between the Income Start Date and Prior to the Annuitant's Death. After the Income Start Date and prior to the Annuitant's death, you have the right to:

     . for Non-Qualified Contracts only: change the Contract Owner and/or Joint Contract Owner

     .    for Non-Qualified Contracts only: change the Payee;

     .    change the Beneficiary and/or the contingent Beneficiary;

     .    change allocations among investment options;

     . depending on the Payout Option selected, you may elect to take a partial or full withdrawal, subject to any restrictions described in this prospectus;

     .    elect or discontinue Semi-Annual Benefit Leveling;

     .    elect or discontinue Automatic Rebalancing; and

     .    assign an interest in the Contract and future Income Payments.

Joint Ownership. Joint Contract Owners each own an undivided interest in the Contract. A joint Contract Owner may only be named in Non-Qualified Contracts.

Changes. All changes, except those to Semi-Annual Benefit Leveling, will take effect as of the time such changes are recorded by AGL, whether or not the Contract Owner or Annuitant is living at the time of the recording. AGL will not be liable for any payments made or actions taken by AGL before recording the change.

AGL may require that all changes be submitted in writing or in another form AGL deems acceptable. AGL may require that signatures be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. AGL may also require that signatures be properly notarized under state law.

Any changes in the Contract Owner, Joint Contract Owner or Payee could have adverse tax consequences. You should consult a tax advisor before any changes are requested. AGL is not responsible for the tax consequences of any ownership or Payee changes.

Annuitant and Joint Annuitant

The Annuitant's (and Joint Annuitant's, if applicable) life expectancy is used to determine the amount and duration of any Income Payments made under Payout Options involving life contingencies. The Annuitant (and joint Annuitant, if applicable) must be age 90 or younger at the time of Contract issuance, unless AGL approves a request for an Annuitant or joint Annuitant of greater age. Once designated, the Annuitant and joint Annuitant, if applicable, cannot be changed. Joint Annuitants can be named only if permitted under the elected Payout Option. If Payout Option 5 is selected, Income Payments are determined without regard to an Annuitant.

For Contracts issued as IRAs, the Contract Owner and Annuitant must be the same person and this individual's entire interest in the Contract is nonforfeitable.

Payee

The Payee is the person or party that you designate to receive Income Payments. In most circumstances, the Payee will be you and/or the Annuitant. For Non-Qualified Contracts, you may name more than one Payee under the Contract. Multiple Payees will share Income Payments equally, unless you designate otherwise. If no Payee is designated on the application, then the Annuitant will be the Payee. If a Payee dies while receiving Income Payments, the Company will make any required Income Payments to you, or the Beneficiary, if no Contract Owner is living.

In no event will any Payee, who is not also the Contract Owner, have any ownership rights under the Contract.

Beneficiary and Contingent Beneficiary

The Beneficiary is the person who may receive benefits under the Contract if the Contract Owner, who is also the Annuitant (and the Joint Annuitant, if applicable) dies after the Annuity Start Date. See "Succession of Contract Ownership" on page 32 of this prospectus. You can name more than one Beneficiary. The Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable) the Beneficiary's rights will vest in the contingent Beneficiary. Contingent Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary or contingent Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable), all Beneficiary rights will vest with the Contract Owner or the last surviving Contract Owner's estate.

--------------------------------------------------------------------------------
                          THE CONTRACT AND HOW IT WORKS
--------------------------------------------------------------------------------

General Description

An annuity is a Contract between you, as the Contract Owner, and a life insurance company. In return for your one time Premium Payment, the Platinum Investor Annuity Contract provides a stream of income in the form of Income Payments beginning on the Income Start Date you select. The Income

Start Date must be within 12 months of the Contract Date. You may purchase the Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase the Contract by rolling over assets from an individual retirement annuity or account or from a qualified plan (a Qualified Contract). Currently immediate annuities are often referred to as "income annuities."

The Contract is called a variable annuity because you have the ability to allocate your money among variable investment options. Each variable investment option constitutes a Division of our Separate Account, investing in shares of a corresponding Fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the Divisions, the amount of the variable Income Payments will depend on the investment performance of the corresponding underlying Funds, along with certain other factors. See "INCOME PAYMENTS" on page 23.

The Contract also has a fixed investment option, the Fixed Account that is part of our general account. Each Income Payment from the Fixed Account of your Contract will not fluctuate from the scheduled amount set forth in your Contract, unless amounts are later transferred from the variable investment options to the Fixed Account.

Under the Contract, you will have access to your investment only through Income Payments, or certain limited withdrawal provisions. The Contract should only be purchased by individuals who will not need access to their full Premium Payment in the immediate or short-term future.

Purchasing a Contract

You may purchase a Contract by completing and submitting an application along with a Premium Payment. You may also transfer assets from an existing investment or insurance product. Such transfers might include a 1035 exchange, a transfer of accumulated funds from an IRA, Roth IRA or Qualified Contract or funds transferred from mutual fund accounts or other non-qualified accounts. The minimum Premium Payment is $25,000. No additional Premium Payments are permitted (although monies may be paid into the Contract from multiple sources). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior AGL approval is required for, and certain restrictions may apply to, any aggregated Premium Payment that would exceed $1,000,000. For example, we reserve the right to allocate any Premium Payment exceeding $1,000,000 to the Money Market Portfolio for 15 days after we receive it. (In some states this period may be longer). See "Right to Return" below.

You must be of legal age (age of majority) in the state where the Contract is being purchased or a guardian must act on your behalf.

The method you use to purchase a Contract may have certain tax consequences. You should consult a tax advisor to determine the best strategy for your individual situation.

Allocation of Premium Payment

When we receive your properly completed application, we will apply the full amount of your net Premium Payment (Premium Payment minus taxes and one time charges) to the purchase of a Contract within two Valuation Days. We will consider your application properly completed when:

     . you have provided all the information requested on the application form;

     . we have received adequate proof of the Annuitant's date of birth (and the date of birth of any Joint Annuitant, if any); and

     . we receive the entire amount of your Premium Payment (from all sources).

The date we credit your Premium Payment and issue a Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information to us within five Valuation Days of the time we receive your application, we will return your Premium Payment unless we obtain your specific permission to keep it until you complete the application.

The Contract Owner determines the initial allocation of the net Premium Payment between the Fixed Account and the Divisions. The initial allocation is shown on the application for a Contract and will remain in effect until changed by written notice or by telephone authorization from the Contract Owner. Allocations to the fixed and variable investment options cannot be less than 5% per option and must be equal to 100%.

Over the lifetime of your Contract, you may allocate part or all of your net Premium Payment to no more than 30 Divisions. This limit includes those Divisions from which you have either transferred or withdrawn all of the amount previously allocated to such Divisions. For example, if you allocate 100% of your net Premium Payment to the Money Market Division, you have selected the Money Market Division as one of the 30 Divisions available to you. When you transfer the full amount out of the Money Market Division, it remains as one of the 30 Divisions available to you, even if you never again allocate any amount back into the Money Market Division.

Right to Cancel

If you change your mind about purchasing the Contract, you can cancel it within 10 days after receiving it (or the period required in your state). To exercise your Right to Cancel your Contract, you must mail it directly to AGL, or give it to the agent from whom you received it, within 10 days after you receive it. See page 3 of this prospectus for AGL's contact information. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

You will receive back the current value of your Contract on the day we receive your request, less any previously deducted contract charges and Income Payments paid (in states where permitted). In certain states, we may be required to give you back your Premium Payment if you decide to cancel your Contract within 10 days after receiving it (or the period required in your state). If that is the case, we reserve the right to allocate your Premium Payment, if it exceeds $1,000,000, to the Money Market Division for 15 days after we receive it. (In some states, the period may be longer.) At the end of that period, we will re-allocate your money as you selected. This reallocation will not count against the 12 free transfers that you are permitted to make each year. As with all variable investment options, you bear the risk associated with investment in the Money Market Division.

Key Contract Dates

During the life of your Contract there are certain significant dates that may impact certain features of your Contract.

     . Contract Date. The Contract Date is the day your Contract is issued and becomes effective. See "Allocation of Premium Payment" on page 16.

     . Annuity Starting Date. The Annuity Starting Date is a date used for certain Federal Income Tax purposes. The Annuity Starting Date is the later of the Contract Date and the first day of the Modal Time Period. For example, if the Contract Date is June 19 and the first day of the Modal Time Period is July 1 with monthly Income Payments beginning August 1, the Annuity Starting Date is July 1.

     . Income Start Date. The Income Start Date is the date on which Income Payments begin. You choose the Income Start Date when you purchase the Contract (and it cannot be changed). The Income Start Date cannot be later than 12 months after the Contract Date.

     . Modal Time Period. The Modal Time Period is the period of time between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, your next variable Income Payment (if applicable) is calculated based on the performance of the Divisions you have chosen, your selected Assumed Investment Return and certain other factors.

     . Income End Date. The Income End Date is the day on which your Income Payments are set to end.

Income Payments

See the "INCOME PAYMENTS" section of this prospectus on page 23.

Access to your Money

See the "ACCESS TO YOUR MONEY" section of this prospectus on page 28.

Rights Reserved by the Company

The Company reserves the following rights to:

..    Reflect a change in the Separate Account or any Division thereunder;

..    Create new separate accounts;

..    Operate the Separate Account in any form permitted under the Investment
     Company Act of 1940 or in any other form permitted by law;

..    Transfer any assets in any Division in the Separate Account to another separate account;

..    Add, combine or remove Divisions in the Separate Account, or combine the
     Separate Account with another separate account;

..    Make any new Divisions available to the Contract Owner on a basis to be determined by the Company;

..    Substitute for the shares held in any Division, the shares of another underlying fund or the shares of another investment company or any other investment permitted by law;

..    Make any changes as required by the Internal Revenue Code or by any other applicable law, regulation or interpretation in order to continue treatment of this Contract as an annuity; or

..    Make any changes to comply with the rules of any Fund.

--------------------------------------------------------------------------------
                                    TRANSFERS
--------------------------------------------------------------------------------

Transfers Among Investment Options

The initial allocation of your net Premium Payment among investment options to provide variable and/or fixed Income Payments can be changed by transfers of values among the investment options made by written request or by telephone. We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. No transfers can be made from the Fixed Account to a variable investment option, but transfers can be made from the variable investment options to the Fixed Account or to other variable investment options. See "Allocation of Premium Payment" on page 16 of this prospectus for additional limitations on transfers.

How Transfers among Variable Investment Options are effected

     (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

     (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

     (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

The minimum amount that can be transferred is $50 worth of annuity income payments. The transfer request must clearly state which investment options are involved and the amount of the transfer.

Telephone Transfers

If you have properly authorized telephone transactions, you may make telephone transfers, subject to our policies and procedures. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the Contract Owner(s) may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of certain Contract Owner information. We will promptly mail a written confirmation of the transaction to your last known address. If
(a) many people seek to make telephone requests at or about the same time, or
(b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone transfer. Also, if, due to malfunction or other circumstances, your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-242-4079.

Effective Date of Transfers Among Variable Investment Options

When you transfer money among the variable investment options, we will redeem units of the affected Divisions at their prices as of the end of the current Valuation Date. We will credit any Division you transfer the money to at the same time. The amount of the allocation in each Division will change with that Division's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

Automatic Rebalancing

This feature automatically rebalances the current proportional value of your benefit amount allocated to each variable investment option under your Contract to correspond to your then current benefit allocation designation. Automatic rebalancing entails taking assets from the better performing Divisions and allocating them to the lesser performing Divisions. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses.

You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. You may request this feature at any time. Automatic rebalancing will occur as of the end of the Valuation Period that contains the date of the month your Contract was issued. For example, if your Contract is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Income Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

Market Timing

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Contract owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

We have policies and procedures that require us to monitor the Contracts to determine if a Contract owner requests:

     . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

     . exchanges into or out of the same variable investment option more than twice in any one calendar quarter.

If either of the above transactions occurs, we will suspend such Contract owner's telephone, same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Contract owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your telephone, same day or overnight delivery transfer privileges have been suspended. The suspension of Contract transfer privileges will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Contract owners the same.

In addition, Contract owners may incur a $25 charge for each transfer in excess of 12 each Contract Year.

Fund-rejected transfers

Some of the Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may reject a Contract owner's transfer request. Please read the Funds' prospectuses and supplements for information about restrictions on transfers.

--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------

Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Income Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. The annual maximum mortality and expense risk charge for the Contracts is 1.10%. Currently we charge a mortality and expense risk charge of 0.40%.

The mortality and expense risk charge compensates us for assuming the risk that we will have to make Income Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit. The Company assumes the risk of making all applicable monthly Income Payments regardless of how long Annuitants may live.

Administrative Charge

This charge is for administration and operations, such as allocating the premium and administering the Contracts. The maximum and current annual administrative charge for the Contracts is 0.15%. The Company incurs charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

Contract Fee

When AGL receives your Premium Payment, we will deduct any applicable Premium Tax and a one-time $100 Contract Fee. The Contract Fee compensates AGL for the administrative costs of issuing the Contract.

Sales Charge

We will deduct a maximum of 4.0% of your Premium Payment as a Sales Charge. The value of your Premium Payment (or "net" Premium Payment), after the Sales Charge, other one time charges and Premium Taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable Income Payments. AGL receives the Sales Charge to cover sales expenses, including commissions.

Withdrawal Charge

Unless a withdrawal is exempt from the Withdrawal Charge (as discussed below), a Withdrawal Charge of 1% of the amount that you withdraw during the first eight Contract Years will apply to your Contract.

The Withdrawal Charge reimburses us for part of our expense for distributing the Contracts and is deducted from the total withdrawal amount requested.

The Withdrawal Charge will not apply to:

     .    any amounts paid out as fixed and/or variable Income Payments;

     . any amounts paid out upon the death of the Contract Owner or Annuitant; and

     .    any amounts withdrawn beginning in the ninth Contract Year.

Premium Taxes

We will deduct from your Premium Payment any Premium Tax imposed on us by the state or locality where you reside. Premium Taxes currently imposed on the Contract by various states range from 0% to 1% of your Premium Payment for Qualified Contracts and from 0% to 3.5% of your Premium Payment for Non-Qualified Contracts. In addition, some local governments may also levy other taxes. These taxes are deducted from your Premium Payment upon its receipt by us.

Transfer Fee

We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the prospectuses for the Funds. The maximum and minimum Fund expenses are described in the fee table on page 9 of this prospectus.

General

If the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise we will incur a loss. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

--------------------------------------------------------------------------------
                                 INCOME PAYMENTS
--------------------------------------------------------------------------------

Generally

Beginning on the Income Start Date, the Payee will receive a stream of periodic Income Payments. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. Currently immediate annuities are often referred to as "income annuities."

Fixed Income Payments. Fixed Income Payments provide for a stream of income guaranteed by the Company that doesn't change (unless you later transfer money from the variable investment options to the Fixed Account) over the course of your lifetime or for the Certain Period (as scheduled in your Contract).

Variable Income Payments. Variable Income Payments provide for a stream of income that fluctuates based on the performance, adjusted by the Assumed Investment Return, of the variable investment options that you choose. You can transfer money among the Divisions that make up the variable investment options, subject to certain fees and restrictions.

Combination Fixed and Variable Income Payments. By allocating a portion of your money to the Fixed Account and the Separate Account, through the variable investment options, you receive Income Payments a portion of which is guaranteed to never change from what is scheduled in your Contract, and a portion of which fluctuates based on the performance adjusted by the Assumed Investment Return, of the variable investment options that you have chosen.

If you select variable or combination fixed and variable Income Payments options, your investment is subject to market fluctuation. The value of your Contract and the amount of each Income Payment you receive could increase or decrease.

Income Start Date

We call the date that your Income Payments begin the Income Start Date. At the time that you purchase the Contract, you select the Income Start Date. The Income Start Date must be within 12 months after the Contract Date and can start as early as two weeks after we receive your Premium Payment. If a state requires that Income Payments begin prior to such date, we must comply with those requirements.

Frequency and Amount of Income Payments

Income Payments are made based on the Payout Option and frequency selected. Income Payment frequencies available are: monthly, quarterly, semi-annually, or annually. In no event will AGL make Income Payments less frequently than annually.

AGL reserves the right to change the frequency of Income Payments if the amount of any Income Payment becomes less than $100. The Income Payment frequency will be changed to an interval that will result in Income Payments of at least $100.

Modal Time Period. The Modal Time Period is the period of time (or "mode") between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, the amount of your next Income Payment is calculated.

Semi-Annual Benefit Leveling

If the Contract Owner elects Semi-Annual Benefit Leveling, variable Income Payments will be adjusted to reflect the performance of the investment options once every six months, instead of with every Income Payment. Semi-Annual Benefit Leveling will only be permitted if you have selected variable Income Payments on a monthly basis.

Semi-Annual Benefit Leveling Procedures. If Semi-Annual Benefit Leveling is elected the number of Annuity Income Units necessary to make the Income Payments for the following six month period will be calculated. These Annuity Income Units will be redeemed from the Divisions and transferred to the Fixed Account. The current Semi-Annual Benefit Leveling interest rate will be used to calculate the guaranteed amount of level Income Payments for the following six month period.

The level Income Payment calculated for each subsequent six month Semi-Annual Benefit Leveling period could be higher or lower than the level Income Payment for the previous six month period.

Semi-Annual Benefit Leveling means that variable Income Payments will be divided once every six months into separate fixed Income Payments (each adjusted by the current Semi-Annual Benefit Leveling interest rate), to be paid to you over the next six months.

Once elected (with 5 or more business days' prior notice to AGL), Semi-Annual Benefit Leveling will take effect as of the date of the next Income Payment. (Your Contract refers to this date as the "Semi-Annual Benefit Leveling start date.") Semi-Annual Benefit Leveling will automatically renew on each six month anniversary thereof. You can cancel Semi-Annual Benefit Leveling for the next six month period by notifying us within 5 or more business days' of the beginning of the next six month period. The process of calculating leveled variable Income Payments for Semi-Annual Benefit Leveling will take place during the last Modal Time Period prior to the start of each six month Semi-Annual Benefit Leveling period.

AGL reserves the right to discontinue Semi-Annual Benefit Leveling at any time. If AGL does discontinue this program, any Contract Owner receiving leveled variable Income Payments will continue to do so until the current six month Semi-Annual Benefit Leveling period is completed.

Unless you have selected Payout Option 5, no withdrawal from the Contract's variable investment options will be permitted during any six month Semi-Annual Benefit Leveling period.

Payout Options

The Contract currently offers the five Payout Options described below. We may make other Payout Options available subject to our discretion.

Contract Owners must elect a Payout Option. An application to purchase a Contract will be considered incomplete if a Payout Option has not been elected. Once elected, your chosen Payout Option cannot be changed.

The Payout Options currently available are:

Option 1 - Lifetime Income. Lifetime Income provides Income Payments for the Annuitant's life, and Income Payments cease upon the Annuitant's death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 2 - Lifetime Income With Certain Period. Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the Annuitant's life. If the Annuitant, who is also the Owner, dies before the end of the Certain Period, your beneficiaries will receive the remaining payment due during the Certain Period.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the death of the Annuitant to withdraw a part of the variable Income Payment portion of the remaining certain period Income Payments as set forth in the "Withdrawals" provision on page 7, as long as at least five years of variable Income Payments remain under your Contract after the withdrawal has been made. Withdrawals may be subject to a Withdrawal Charge.

Option 3 - Joint and Survivor Lifetime Income. Joint and Survivor Lifetime Income provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life, and Income Payments cease upon later of the Annuitant's or Joint Annuitant's Death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 4 - Joint and Survivor Lifetime Income With Certain Period. Joint and Survivor Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life. If both the Annuitant and the Joint Annuitant die before the end of the Certain Period, your beneficiaries will receive the remaining payment due during the Certain Period.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the second death of the Annuitant or Joint Annuitant to withdraw a part of the variable Income Payment portion of the remaining term certain period Income Payments as set forth in the "Withdrawals" provision on page 7, as long as at least five years of variable Income Payment remain under your Contract after the withdrawal has been made. Withdrawals may be subject to a Withdrawal Charge.

Option 5 - Certain Period. Certain Period provides periodic Income Payments for the number of years you select on the application.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the Annuitant's death to withdraw all of the variable Income Payment portion of the Contract as set forth in the "Withdrawals" provision on page 7. Withdrawals may be subject to a withdrawal charge.

Annuity Income Units

Upon applying your net Premium Payment, we calculate the number of Annuity Income Units associated with each Payout Option (for variable Income Payments) as determined by our currently used annuity rate factors. The Annuity Income Unit Value for each Division will vary from one Valuation Period to the next based on the investment experience of the assets in the Division and the deduction of certain Separate Account charges and expenses. The SAI contains a fuller explanation of how Annuity Income Units are valued.

The number of Annuity Income Units for each Division will generally remain constant, subject to the following exceptions:

     .    If value is transferred from one investment option to another.

     .    If value is withdrawn from the Contract.

     . Upon the death of the primary Annuitant (in a joint Contract) after the certain period ends, if the Contract Owner selects a joint and survivor or contingent annuity option (either Option 4 or Option 3) with a lower percentage of payments elected for the survivor or Contingent Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Income Units.

Determination of the Initial Variable Income Payment

The following factors determine the amount of the first Income Payment:

     . the portion of the net Premium Payment allocated to provide variable Income Payments and the Assumed Investment Return;

     .    the age and gender of the Annuitant (and Joint Annuitant, if any);

     .    the Payout Option selected;

     .    the frequency of Income Payments;

     .    the deduction of applicable Premium Taxes;

     .    the performance of your selected variable investment options; and

     .    the time period from the Contract Date to the Income Start Date.

Additional Items that may Impact Income Payments

Impact of Annuitant's Age on Income Payments. For either fixed or variable Income Payments involving life income (Options 1, 2, 3 or 4), the actual ages of the Annuitant and Joint Annuitant will affect the amount of each Income Payment. Since Income Payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Income Payment will be greater.

Impact of Annuitant's Gender on Income Payments. For either fixed or variable Income Payments involving life income (Options 1, 2, 3 or 4), the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Income Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Income Payments. The value of all Income Payments, both fixed and variable, will be greater for shorter certain periods than for longer certain periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Determination of Subsequent Variable Income Payments

During the Modal Time Period, we will recalculate the variable Income Payments to reflect the performance of the variable investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable Income Payments as follows. The portion of the first Income Payment funded by a particular Division is divided by the Annuity Income Unit Value for that Division as of the Contract Date. This establishes the number of Annuity Income Units provided by each Division for each subsequent variable Income Payments.

Assumed Investment Return

The amount of the Income Payments provided by the portion of the Premium Payment allocated to provide a stream of variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only is one of the factors that determines the initial level of income, but also how future investment performance affects variable Income Payments. Currently, we offer a 3.5% and a 5% AIR.

A higher AIR of 5% will result in a larger initial Annuity Payment, but future increases in the variable Income Payment will be smaller than with a lower AIR of 3.5%. If net performance (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable Income Payments will not change. If net performance is less than the AIR, variable Income Payments will decrease. If net performance is more than the AIR, variable Income Payments will increase.

--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Generally

Depending on the Payout Option you select and whether you are the Payee, you may receive Income Payments according to the Payout Option you select. The Contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals, the Contract is not suitable as a short-term investment.

Withdrawal Rights

Withdrawals are permitted under the Contract if you elected one of the following Payout Options at the time of application (with certain other requirements, as discussed below, also being met):

     . Option 2 - Lifetime Income With Certain Period (partial withdrawal only);

     . Option 4 - Joint and Survivor Lifetime Income With Certain Period (partial withdrawal only); or

     .    Option 5 - Certain Period (full withdrawal only).

Under these Payout Options, you may take a full or one partial withdrawal, as identified above, per Contract Year of not less than $2,500 of the present value of your variable investment options remaining in the certain period, after the end of the Right to Cancel period. You will receive Income Payments for "A Certain Number of Years" (which may be referred to in this prospectus as the "certain period"). If you do not elect one of these three Payout Options, you will not be permitted to withdraw value from the Contract, other than through Income Payments. Certain states may also prohibit withdrawals.

All withdrawal requests must be made in writing to AGL. AGL reserves the right to require that the signature(s) on a withdrawal request be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. AGL may also require the signatures be properly notarized under state law.

AGL will pay any amounts withdrawn you within five business days of receipt of a proper request and instructions satisfactory to AGL.

No withdrawals will be permitted from amounts in the Fixed Account. This includes amounts automatically moved to the Fixed Account to provide for Semi-Annual Benefit Leveling. Also, if you have selected Semi-Annual Benefit Leveling, (and you have not selected Payout Option 5) no withdrawals will be permitted from the variable investment options during any six month Semi-Annual Benefit Leveling period.

After a withdrawal from the present value of your variable investment options remaining in the certain period, any fixed income payments will continue under the terms of your Contract.

Withdrawal Charge. We will assess a Withdrawal Charge for each withdrawal from the Contract. This charge will be deducted from the net proceeds of the withdrawal. The Withdrawal Charge is:

------------------------------------------
Contract Year   Withdrawal Charge
------------------------------------------
1-8             1% of the amount withdrawn
------------------------------------------
9 and up        no charge
------------------------------------------

Withdrawal Procedures. You may elect one partial withdrawal per Contract Year of not less than $2,500 of a portion of the present value of the variable Income Payments remaining in the certain period for:

     .    Option 2 - Lifetime Income With Certain Period; or

     .    Option 4 - Joint and Survivor Lifetime Income With Certain Period

as long as at least five years of variable Income Payments remain under your Contract after the partial withdrawal has been completed. You will need to indicate to us the amount of your desired partial withdrawal at least five business days prior to your desired withdrawal date. After receiving your withdrawal request, we will inform you of the resulting reduction in the number of Annuity Income Units to be paid and the reduction in the length of the certain period. At that point, you must either confirm or withdraw your intention to make the partial withdrawal. As discussed in this section, if the certain period would be reduced to less than five years, your withdrawal request will be declined and you will need to lower your requested withdrawal amount.

You may elect a full withdrawal based on the present value of the variable Income Payments remaining in the certain period for Option 5 - Certain Period.

While the number of Annuity Income Units for each Division will generally remain constant, this prospectus, on page 27 under "Determination of Subsequent Variable Income Payments" lists three exceptions to that rule. One of those exceptions applies if you make a withdrawal. A withdrawal involves a transfer of assets out of a Division. As actual assets decrease in a Division, the number of Annuity Income Units in such Division must also be decreased to reflect the loss of those assets. A reduction in the number of Annuity Income Units means that all of your remaining variable Income Payments, both certain and life contingent, will be reduced in amount. See the sections on "Withdrawals Reduce Your Future Variable Income Payments" and "Computing the Partial Withdrawal Amount," below.

Withdrawal Limitations. In determining the value available for a withdrawal, only the present value of the variable Income Payments remaining in the certain period will be used. No fixed Income Payments will be used in determining partial or full withdrawal values, and neither the amount of fixed Income Payments nor the length of the certain period for such fixed Income Payments will be affected by a withdrawal. At any time after the Right to Cancel Period has ended, you may request one partial withdrawal per Contract Year of not less than $2,500 from your Contract as long as more than five (5) years remain in the certain period (applies to Option 2 - Lifetime Income With Certain Period or Option 4 - Joint and Survivor Lifetime Income With Certain Period).

There are no "time remaining in the certain period requirements" for Option 5 - Certain Period withdrawals.

Withdrawals Reduce Your Future Variable Income Payments. If you make a withdrawal you will still receive Income Payments, but the withdrawal will result in a reduction in the amount of each remaining variable Income Payment as well as a decrease in the certain period that will apply to such variable Income Payments. In addition, if you transfer values from one or more Divisions which support those variable Income Payments to the Fixed Account which supports the fixed Income Payments at any time after a withdrawal has been taken, the certain period related to those recently transferred values that are now supporting fixed Income Payments will remain shortened. The certain period applicable to any pre-existing fixed Income Payments (established prior to a withdrawal) would not be affected.

When you request a withdrawal, we will take it from the Divisions in which your Contract is then invested in the same proportion as the value invested in each Division on the date of the withdrawal. Since the amount of Income Payments changes during the next Modal Time Period, the reduction in Income Payments due to the withdrawal (but not the payment of the withdrawal amount) will be delayed until that time.

Computing the Withdrawal Amount. If you make a full withdrawal, we will calculate the present value of all future variable Income Payments remaining in the certain period by discounting the payments at the Assumed Investment Return, and with consideration to any fees charged for a withdrawal. The future variable Income Payment amount we use in this calculation is determined by multiplying the Annuity Income Unit Value next computed after we receive the withdrawal request by the current number of Annuity Units for each Division. A withdrawal will reduce all future variable Income Payments by an equal amount, and the remaining length of the certain period will also be reduced.

The following four factors will determine the specific amount by which the remaining variable Income Payments will be reduced and by which the remaining length of the certain period will be shortened:

     (i)  the amount of the withdrawal request;

     (ii) the length of time remaining in the certain period at the time that the partial withdrawal is requested;

     (iii) the age and sex of the Annuitant or Joint Annuitants; and

     (iv) the Payout Option chosen.

In other words, the larger the withdrawal, the lower future variable Income Payments will be, and the greater the reduction in the length of time in the certain period. Any fixed Income Payments remaining under the Contract and their certain period will remain unchanged.

Example of Withdrawal for a Certain Period Contract

     . Owner chooses a 360-month (30 year) certain period payout, 5.00% AIR, premium = $196,636.07, benefit = $1,000 per month.

     . Owner wants to take a full withdrawal when there are 316 payments left, the next payment to be paid in 10 days.

     . Owner would be paid the net withdrawal amount less any applicable tax withholdings.

     A. If a full withdrawal is taken:

Gross withdrawal =                            $178,019.51
Withdrawal charge* =                          $  1,780.20
Net withdrawal =                              $176,239.31
Remaining number of certain period benefits             0
New benefit =                                 $      0.00

* Withdrawal charge applies during first 8 years of Contract

Example of Withdrawal from a Lifetime Income with Certain Period Contract: Male age 65

     . Owner chooses a life with 120-month (10 year) certain period payout, 3.50% AIR, premium = $100,000.00, benefit = $551.34 per month.

     . Owner wants to take a withdrawal when there are 108 payments left, the next payment to be paid in 10 days.

     . Owner would be paid the Net Withdrawal amount less any applicable tax withholdings. The new benefit amount and certain period would be as listed below.

     A.   If the maximum withdrawal is taken:

Gross withdrawal =                            $30,158.27
Withdrawal charge* =                          $   301.58
Net withdrawal =                              $29,856.69
Remaining number of certain period benefits           60
New benefit =                                 $   382.66

* Withdrawal charge applies during first 8 years of Contract

     B.   If a $25,000 gross withdrawal is requested:

Gross withdrawal =                            $25,000.00
Withdrawal charge* =                          $   250.00
Net withdrawal =                              $24,750.00
Remaining number of certain period benefits           71
New benefit =                                 $   412.05

* Withdrawal charge applies during first 8 years of Contract

Example of Withdrawal from a Lifetime Income with Certain Period Contract: Male age 75

     . Owner chooses a life with 120-month (10 year) certain period payout, 3.50% AIR, premium = $100,000.00, benefit = $707.27 per month.

     . Owner wants to take a withdrawal when there are 108 payments left, the next one to be paid in 10 days.

     . Owner would be paid the Net Withdrawal amount less any applicable tax withholdings. The new benefit amount and certain period would be as listed below.

     A.   If the maximum withdrawal is taken:

Gross withdrawal =                            $43,422.47
Withdrawal charge* =                          $   434.22
Net withdrawal =                              $42,988.24
Remaining number of certain period benefits           60
New benefit =                                 $   405.12

* Withdrawal charge applies during first 8 years of Contract

     B.   If a $25,000 gross withdrawal is requested:

Gross withdrawal =                            $25,000.00
Withdrawal charge* =                          $   250.00
Net withdrawal =                              $24,750.00
Remaining number of certain period benefits           86
New benefit =                                 $   536.79

* Withdrawal charge applies during first 8 years of Contract

Taxes on Withdrawals. Please read the tax discussion in this prospectus for information relating to withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

Deferment of Payments

We may suspend or postpone making variable Income Payments from your Contract or processing transfer requests for an undetermined period of time when:

     .    the NYSE is closed (other than weekend and holiday closings);

     .    trading on the NYSE is restricted;

     . an emergency exists (as determined by the SEC or other appropriate regulatory authority) such that disposal of or determination of the value of Annuity Income Units is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

--------------------------------------------------------------------------------
                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Succession of Contract Ownership

Upon the death of any Contract Owner, ownership rights, if any, under this Contract will succeed to the following persons in the following order unless otherwise indicated on your Contract application:

     1.   the surviving Contract Owner, if any;

     2.   the Annuitant(s), if any;

     3.   the Beneficiary(ies), if any; and

     4.   the estate or successors of the last Contract Owner to die.

Notification of Death

The death of any Contract Owner, Annuitant or Payee must be reported to AGL immediately. AGL will require certified proof of death in the following form:

     .    a certified copy of the death certificate; and/or

     . a certified copy of a decree from a court of competent jurisdiction as to the finding of death.

AGL reserves the right to recover any overpayments made on Income Payments because of failure to notify AGL of death. The Contract Owner, and any successor Contract Owner is liable to AGL for any overpayments of Income Payments made. AGL is not responsible for any incorrect Income Payments made that result from the failure to notify AGL immediately of such death.

Death of the Contract Owner and/or Annuitant

The following table provides information on how the Contract treats the death of the Contract Owner and/or Annuitant based on certain factors, such as when the death occurs and whether or not the Contract Owner and the Annuitant are the same person.

---------------------------------------------------------------------------------------------------------------
                                Death Benefit when Contract Owner          Death Benefit when Contract Owner
                                and Annuitant are the same person        and Annuitant are not the same person
---------------------------------------------------------------------------------------------------------------
Death of Contract Owner
---------------------------------------------------------------------------------------------------------------
Before Annuity Start Date   Current value of certain period            Current value of life contingent and
                            payments; if the Contract has no certain   certain period payments
                            period, no payments will be made
---------------------------------------------------------------------------------------------------------------
On or After Annuity Start   Remaining certain period payments          None, the Contract remains in force
Date                                                                   according to the Contract's succession
                                                                       of ownership
---------------------------------------------------------------------------------------------------------------
Death of Annuitant
---------------------------------------------------------------------------------------------------------------
Before Annuity Start Date   Current value of certain period            Certain period payments; if the contract
                            payments; if the contract has no certain   has no certain period, no payments will
                            period, no payments will be made           be made
---------------------------------------------------------------------------------------------------------------
On or After Annuity Start   Remaining certain period payments          Remaining certain period payments
Date
---------------------------------------------------------------------------------------------------------------

     IMPORTANT NOTE: As described in the table above, if the Annuitant (and the Joint Annuitant, if any) dies prior to the Annuity Start Date, and the Payment Option chosen is based on a life contingency only (no certain period was elected, Option 1 or Option 3), then the Contract will terminate with no further Income Payments or benefits due to any party to the Contract. AGL will retain your Premium Payment.

Designation of Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the application if the Annuity Payment Option selected provides for a Beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

Occasionally, we may advertise certain performance information concerning one or more of the Divisions, including average annual total return and yield information. A Division's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a Division, it reflects changes in the fund share price, the automatic reinvestment by the Division of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a Division, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the Division during the period by the value of the Division on the last day of the period.

When we advertise the performance of the money market Division, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market Division refers to the income generated by an investment in that Division over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 12 month period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the Separate Account level is lower than at the Fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a Division may be compared in reports and advertising to:

     (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract. This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the Funds, please see the Funds' prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

Tax Treatment of Distributions - Qualified Contracts

If you purchase your Contract under a (qualified) tax-favored retirement plan or account, your Contract is referred to as a Qualified Contract. Examples of qualified plans or accounts are:

     .    Individual Retirement Annuities ("IRA");

     . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans or TSAs");

     .    Keogh Plans; and

     . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Distributions In General

Generally, with Qualified Contracts you have not paid any taxes on the money used to buy the Contract or on any earnings. Therefore, any amount you take out as Income Payments or as a withdrawal will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional tax does not apply:

     . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

     .    where the taxpayer is age 59 1/2 or older;

     .    where payment is made on account of death;

     .    where the payment is made on account of the taxpayer's disability;

     . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

     .    in some cases, upon separation from service on or after age 55; or

     .    certain other limited circumstances.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Withdrawal May Trigger a 10% Tax Penalty Unless an Exception Applies. If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a withdrawal from the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also contact your tax advisor before taking withdrawals.

Example: Individual A is age 57 1/2 when he begins to receive annual Income Payments of $10,000 from a traditional individual retirement annuity. Since this is a Qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities ("IRA"). Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA or qualified plan, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

Rollovers. Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Tax Treatment of Distributions - Non-Qualified Contracts

General. For Income Payments, generally a portion of each payment will be considered a return of your premium and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Income Payments (also known as "Exclusion Amount") is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Income Payments will be taxable. If Income Payments stop due to the death of the Annuitant before the full amount of your Premium Payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Full Withdrawals. For payments made upon full withdrawal from the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

Partial Withdrawal - 100% Taxable. As a general rule, partial withdrawals will be 100% taxable and will not reduce investment in the Contract.

Withdrawal May Trigger an Additional 10% Tax Penalty Unless an Exception Applies. If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax does not apply where:

     . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the Annuity Starting Date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

     . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

     .    the taxpayer is age 59 1/2 or older;

     .    the payment is made on account of the taxpayer's disability;

     .    the payment is made on account of death;

     .    and in certain other circumstances.

It should be noted that a withdrawal of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also seek the advice of your tax advisor.

Example: Individual A is age 57 1/2 when he begins to receive annual Income Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

Non-Qualified Contracts Owned by Non-Natural Persons

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax advisor.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of a life insurance, endowment or annuity contract for an annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisors.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the Funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the Funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

Withholding

We are required to withhold federal income taxes on Income Payments and withdrawals that include taxable income unless the Payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For Income Payments, we will withhold on the taxable portion of Income Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

American General Life Insurance Company

We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office address is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Contracts are AGL's, and AIG has no legal obligation to back those commitments.

AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Distribution of the Contract

Individuals who sell the Contracts will be licensed by State insurance authorities as agents of AGL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with AGL, or (2) other broker-dealer firms, which are not affiliated with AGL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

American General Equity Services Corporation ("AGESC") is the principal underwriter and distributor of the Contracts. AGESC is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of American General Life Insurance Company (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC is also the principal underwriter for AGL's Separate Accounts A, VA-1, VA-2 and VL-R, as well as the underwriter for various separate accounts of other AGL affiliates. These separate accounts are registered investment companies. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

AGL offers the Contracts on a continuous basis.

AGL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for compensation of up to 4.0% of Premium Payments that Owners make.

AGL may agree to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described under "Expenses."

Legal Proceedings

AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

AGESC offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of American General Life Insurance Company can be found in the SAI, which may be obtained without charge by calling 1-800-242-4079 or writing to American General Life Insurance Company, Attention: SPIA Operations 2-D1, 2727-A Allen Parkway, Houston, Texas 77019-2116. The financial statements have also filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

Financial statements of the Separate Account are not included because no Contracts have been issued using the Divisions described in this prospectus.

--------------------------------------------------------------------------------
                                   APPENDIX A

                  HYPOTHETICAL ILLUSTRATIONS OF INCOME PAYMENTS
--------------------------------------------------------------------------------

We have prepared the following tables to show how variable Income Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Income Payments would vary over time if the return on assets in the selected Divisions were a uniform gross annual rate of 0%, 4%, 6.34%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 4%, 6.34%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the current total separate account annual expenses, which are equivalent to an annual charge of 0.55%. (The values would be lower than those shown if the maximum of 1.25% was used.) The amounts shown in the tables also take into account the arithmetic average of the Funds' management fees and operating expenses at an annual rate of approximately 0.79% of the average daily net assets of the Funds. Actual fees and expenses of the Funds associated with your Contract may be more or less than 0.79%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The tables also reflect the sales load, Contract Fee, Premium Taxes, and any other Contract charges and expenses. Were any of these charges and expenses included, the values would be lower than those shown. The monthly Income Payments are illustrated on a pre-tax basis. The federal income tax treatment of Income Payment considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.55% for total separate account annual expenses and the assumed 0.79% for investment management and operating expenses after contractual reimbursement or fee waiver. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.34%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable investment option. The second assumes that 50% of the single Premium Payment is allocated to the Fixed Account using the fixed annuity rates we offered on the Payout Option at the time this illustration was prepared. Both sets of tables assume that a lifetime income with ten years certain was purchased.

When part of the single Premium Payment has been allocated to the Fixed Account, the certain minimum Income Payments resulting from this allocation is also shown. The illustrated variable Income Payments use an Assumed Investment Return ("AIR") of 5% per year. Thus, actual net performance greater than 5% per year will result in increasing Income Payments and actual net performance less than 5% per year will result in decreasing Income Payments. We currently offer AIRs of 3.5% and 5%; in the future we may offer alternative Assumed Investment Returns. Fixed Income Payments will not vary from what was elected. Initial monthly Income Payments under a fixed Payout Option are generally higher than initial payments under a variable Payout Option.

These tables show the monthly Income Payments for several hypothetical constant Assumed Investment Returns. Of course, actual investment performance will not be constant and may be volatile, so expect your variable Income Payments to fluctuate. Upon request, and when you are considering a Payout Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

                          INCOME PAYMENT ILLUSTRATION
                                (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Male
                                    Age: 65
           Payout Option Selected: Lifetime Income With 10 Years Certain
                        Frequency of Income Pay: Monthly

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $634.15

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance. No minimum dollar amount is guaranteed.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $636.84

                                                       Monthly Payments
                                              With an Assumed Rate of Return of:
                                              ----------------------------------
                                                            Gross
                                -------------------------------------------------------------
                                 0.00%     4.00%     6.34%     8.00%      10.00%      12.00%
Payment   Calendar   Attained   -------   -------   -------   -------   ---------   ---------
 Year       Year       Year                                  Net
-------   --------   --------   -------------------------------------------------------------
                                 -1.34%    2.66%     5.00%     6.66%      8.66%       10.66%
                                -------   -------   -------   -------   ---------   ---------
    1       2005        65      $634.15   $634.15   $634.15   $634.15   $  634.15   $  634.15
    2       2006        66       595.87    620.03    634.15    644.19      656.27      668.35
    3       2007        67       559.90    606.22    634.15    654.38      679.15      704.39
    4       2008        68       526.11    592.72    634.15    664.74      702.84      742.37
    5       2009        69       494.35    579.53    634.15    675.26      727.35      782.40
   10       2014        74       362.11    517.81    634.15    730.42      863.35    1,017.36
   15       2019        79       265.24    462.67    634.15    790.09    1,024.77    1,322.88
   20       2024        84       194.29    413.41    634.15    854.63    1,216.38    1,720.14

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return.

                          INCOME PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Male
                                    Age: 65
           Payout Option Selected: Lifetime Income With 10 Years Certain
                        Frequency of Income Pay: Monthly

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $634.15.

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance, but will never be less than $318.42. The monthly guaranteed payment of $318.42 is being provided by the $50,000 applied under the fixed Payout Option.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $636.84

                                                       Monthly Payments
                                              With an Assumed Rate of Return of:
                                              ----------------------------------
                                                            Gross
                                -------------------------------------------------------------
                                 0.00%     4.00%     6.34%     8.00%      10.00%      12.00%
Payment   Calendar   Attained   -------   -------   -------   -------   ---------   ---------
 Year       Year       Year                                  Net
-------   --------   --------   -------------------------------------------------------------
                                 -1.34%    2.66%     5.00%     6.66%      8.66%       10.66%
                                -------   -------   -------   -------   ---------   ---------
    1       2005        65      $635.50   $635.50   $635.50   $635.50    $635.50    $  635.50
    2       2006        66       616.36    628.43    635.50    640.51     646.55       652.59
    3       2007        67       598.37    621.53    635.50    645.61     658.00       670.61
    4       2008        68       581.47    614.78    635.50    650.79     669.84       689.60
    5       2009        69       565.59    608.18    635.50    656.05     682.10       709.62
   10       2014        74       499.47    577.33    635.50    683.63     750.09       827.10
   15       2019        79       451.04    549.76    635.50    713.46     830.81       979.86
   20       2024        84       415.56    525.12    635.50    745.73     926.61     1,178.49

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return.

                          INCOME PAYMENT ILLUSTRATION
                                (100% VARIABLE)
                        Single Premium Payment: $100,000
                                  Sex: Female
                                    Age: 65
           Payout Option Selected: Lifetime Income With 10 Years Certain
                        Frequency of Income Pay: Monthly

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $600.24

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance. No minimum dollar amount is guaranteed.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $602.93

                                                       Monthly Payments
                                              With an Assumed Rate of Return of:
                                              ----------------------------------
                                                            Gross
                                -------------------------------------------------------------
                                 0.00%     4.00%     6.34%     8.00%      10.00%      12.00%
Payment   Calendar   Attained   -------   -------   -------   -------   ---------   ---------
 Year       Year       Year                                  Net
-------   --------   --------   -------------------------------------------------------------
                                 -1.34%    2.66%     5.00%     6.66%      8.66%       10.66%
                                -------   -------   -------   -------   ---------   ---------
    1       2005        65      $600.24   $600.24   $600.24   $600.24   $  600.24   $  600.24
    2       2006        66       564.01    586.87    600.24    609.74      621.17      632.61
    3       2007        67       529.96    573.81    600.24    619.39      642.84      666.72
    4       2008        68       497.97    561.03    600.24    629.20      665.26      702.67
    5       2009        69       467.91    548.54    600.24    639.15      688.46      740.56
   10       2014        74       342.74    490.13    600.24    691.36      817.18      962.96
   15       2019        79       251.06    437.93    600.24    747.84      969.97    1,252.14
   20       2024        84       183.90    391.30    600.24    808.93    1,151.33    1,628.16

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return.

                           INCOME PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
           Payout Option Selected: Lifetime Income With 10 Years Certain
                        Frequency of Income Pay: Monthly

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $600.24

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance, but will never be less than $301.47. The monthly guaranteed payment of $301.47 is being provided by the $50,000 applied under the fixed Payout Option.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $602.93

                                                      Monthly Payments
                                             With an Assumed Rate of Return of:
                                -----------------------------------------------------------
                                                           Gross
                                -----------------------------------------------------------
                                 0.00%     4.00%     6.34%     8.00%     10.00%     12.00%
                                -------   -------   -------   -------   -------   ---------
                                                            Net
Payment   Calendar   Attained   -----------------------------------------------------------
  Year      Year       Year      -1.34%    2.66%     5.00%     6.66%     8.66%      10.66%
-------   --------   --------   -------   -------   -------   -------   -------   ---------
   1        2005        65      $601.59   $601.59   $601.59   $601.59   $601.59   $  601.59
   2        2006        66       583.47    594.90    601.59    606.34    612.05      617.77
   3        2007        67       566.45    588.37    601.59    611.16    622.88      634.82
   4        2008        68       550.45    581.98    601.59    616.06    634.09      652.80
   5        2009        69       535.42    575.73    601.59    621.04    645.69      671.75
   10       2014        74       472.84    546.53    601.59    647.15    710.06      782.94
   15       2019        79       426.99    520.43    601.59    675.38    786.45      927.53
   20       2024        84       393.41    497.11    601.59    705.93    877.13    1,115.55

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.........................................................   3
   AGL......................................................................   3
   Separate Account D.......................................................   3
SERVICES....................................................................   3
DISTRIBUTION OF THE CONTRACTS...............................................   4
PERFORMANCE INFORMATION.....................................................   4
   Performance Data.........................................................   5
      Average Annual Total Return Calculations..............................   5
      Fund Performance Calculations.........................................   6
      VALIC Co. I Money Market I Fund Investment Option Yield and
         Effective Yield Calculations.......................................   8
CONTRACT PROVISIONS.........................................................   9
   Variable Income Payments.................................................   9
   Annuity Income Unit Value................................................   9
   Net Investment Factor....................................................   9
   Misstatement of Age or Gender............................................  10
   Evidence of Survival.....................................................  10
ADDITIONAL INFORMATION ABOUT THE CONTRACTS..................................  10
   Gender neutral policies..................................................  10
   Certain Arrangements.....................................................  11
   Our General Account......................................................  11
MATERIAL CONFLICTS..........................................................  11
FINANCIAL STATEMENTS........................................................  12
   Separate Account Financial Statements....................................  12
   AGL Financial Statements.................................................  12
   Index to Financial Statements............................................  12

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG AMERICAN GENERAL                                      Privacy Notice

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

     . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

          .    Given to us on applications or other forms;

          .    About transactions with us, our affiliates, or third parties;

          . From others, such as credit reporting agencies, employers, and federal and state agencies.

     . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

     . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

     . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

     . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

     . We do not share Nonpublic Personal Information about you except as allowed by law.

     . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

          (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

          (ii) other organizations with which we have joint marketing agreements as permitted by law.

     . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

     . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

     . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

     .    You will be notified if our privacy policy changes.

     .    Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona

California, New Mexico and Vermont Residents Only:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

AGLC0375 REV0305          (C) 2005 American International Group, Inc. All rights
                          reserved.

LOGO [AIG AMERICAN GENERAL]

For additional information about the Platinum Investor(R) Immediate Variable Annuity Contracts and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 2, 2005. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, Attention: SPIA Operations, 2-D1, or call us at 1-800-242-4079. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased. Additional information about the Platinum Investor Immediate Variable Annuity Contracts is available to individuals considering purchasing a Contract, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Contracts issued by:
American General Life Insurance Company
A member company of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor Immediate Variable Annuity
Contract Form Number 03017 or 03017-A

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are solely its responsibility. American General Life Insurance Company is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2005 American International Group, Inc. All rights reserved.

TEXT BOX [IMSA LOGO INSURANCE MARKETPLACE STANDARDS ASSOCIATION
          Membership in IMSA applies only to American General Life Insurance Company and not to its products. ICA File No. 811-02441]

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D

                 PLATINUM INVESTOR(R) IMMEDIATE VARIABLE ANNUITY

               SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                              SPIA OPERATIONS 2-D1

                    P.O. BOX 3018, HOUSTON, TEXAS 77019-2116

                 TELEPHONE: 1-800-242-4079; FAX: 1-713-620-3139

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 2, 2005

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account D (the "Separate Account" or "Separate Account D") dated May 2, 2005, describing the Platinum Investor Immediate Variable Annuity ("Platinum Investor Annuity") single premium immediate variable annuity contract (the "Contract" or "Contracts"). The Contract prospectus sets forth information that a prospective investor should know before investing. For a copy of the Contract prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone number given above. Terms used in this SAI have the same meaning as are defined in the Contract prospectus.

                                TABLE OF CONTENTS

GENERAL INFORMATION..................................................    3

   AGL...............................................................    3
   Separate Account D................................................    3

SERVICES.............................................................    3

DISTRIBUTION OF THE CONTRACTS........................................    4

PERFORMANCE INFORMATION..............................................    4

   Performance Data..................................................    5
      Average Annual Total Return Calculations.......................    5
      Fund Performance Calculations..................................    6
      VALIC Company I Money Market I Fund Investment Option Yield and
         Effective Yield Calculations................................    8

CONTRACT PROVISIONS..................................................    9

   Variable Income Payments..........................................    9
   Annuity Income Unit Value.........................................    9
   Net Investment Factor.............................................    9
   Misstatement of Age or Gender.....................................   10
   Evidence of Survival..............................................   10

ADDITIONAL INFORMATION ABOUT THE CONTRACTS...........................   10

      Gender neutral policies........................................   10
      Certain Arrangements...........................................   11
      Our General Account............................................   11

MATERIAL CONFLICTS...................................................   11

FINANCIAL STATEMENTS.................................................   12

   Separate Account Financial Statements.............................   12
   AGL Financial Statements..........................................   12
   Index to Financial Statements.....................................   12

                               GENERAL INFORMATION

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Contracts are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account D

     We hold the Fund shares in which any of your single premium payment is invested in the divisions of Separate Account D. Separate Account D is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on November 19, 1973 under Texas law.

     For record keeping and financial reporting purposes, Separate Account D is divided into 100 separate "divisions," 51 of which are available under the Contracts offered by the Contract prospectus as variable "investment options." some of these 51 and the remaining 49 divisions are offered under other AGL contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the division that corresponds to that investment option.

     The assets in Separate Account D are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Contracts. AGL is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2004, 2003 and 2002, AGL paid AGLC for these services $329,659,308, $299,019,857 and $99,267,147, respectively. Services provided in 2003 increased substantially over previous years.

     We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE CONTRACTS

     American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

     The Contracts are offered on a continuous basis.

     Individuals who sell the Contracts will be licensed by State insurance authorities as agents of AGL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with AGL, or (2) other broker-dealer firms, which are not affiliated with AGL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

     AGL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions of up to 4.0% of Premium Payments that Contract Owners make.

     AGL has also agreed to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described in the Contract prospectus under "Expenses."

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account D in advertisements, sales literature, or reports to Contract Owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner's Income Payments. We also may present the yield or total return of the division based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the sales charge, and withdrawal charge. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

     The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes all of the noninsurance charges: one-time contract charge, mortality and expense risk charge, administrative charge, premium tax charge, sales charge, and withdrawal charge.

     The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect any charges of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

     Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

     . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

     . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the one-time contract charge, mortality and expense risk charge, the administrative charge, the premium tax charge, the sales charge and the withdrawal charge.

     .    We divide the Redeemable Value by the Initial Investment.

     . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

     We do not show average annual total return quotations for the variable investment options because the Contracts have not been offered for sale. We will show average annual total return quotations when the data becomes available.

     Fund Performance Calculations. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invests may pre-date the effective date of the variable investment option being offered in the Contract.

     The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invests. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the charges and deductions of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

                        Fund Average Annual Total Returns
    without deduction of any applicable Separate Account or Contract charges
                           (through December 31, 2004)

                                                                                                                           Fund
                                                                                                         Since Fund     Inception
Fund                                                   1 year   3 years/1/   5 years/1/   10 years/1/   Inception/2/       Date
----                                                   ------   ----------   ----------   -----------   ------------   ----------
AIM V.I. International Growth Fund - Series I          24.00%     10.51%       -5.35%        7.43%           *         05/05/1993
   Shares
AIM V.I. Premier Equity Fund - Series I Shares          5.77%     -2.65%       -7.19%        8.67%           *         05/05/1993
Alger American Leveraged AllCap Portfolio               8.19%     -1.24%       -9.45%         N/A          14.97%      01/25/1995
   - Class O Shares
Alger American MidCap Growth Portfolio                 13.04%      5.59%        3.74%       14.39%           *         05/03/1993
   - Class O Shares
American Century VP II Inflation Protection Fund        5.81%       N/A          N/A          N/A           5.71%      12/31/2002
American Century VP Value Fund                         14.33%      8.81%       11.42%         N/A          11.28%      05/01/1996
Credit Suisse Trust Small Cap Growth Portfolio         10.87%      2.98%       -5.56%         N/A           7.75%      06/30/1995
Dreyfus IP MidCap Stock Portfolio
   - Initial Shares                                    14.48%      9.68%        6.69%         N/A           6.19%      05/01/1998
Dreyfus VIF Developing Leaders Portfolio
   - Initial Shares                                    11.34%      5.85%        4.76%       10.20%           *         08/31/1990
Dreyfus VIF Quality Bond Portfolio - Initial Shares     3.37%      5.34%        6.76%        7.13%           *         08/31/1990
Fidelity VIP Asset Manager(SM)ortfolio                  5.18%      4.03%        0.62%        7.82%           *         09/06/1989
   - Service Class 2

Fidelity VIP Contrafund(R) Portfolio                   15.16%     10.10%        1.71%         N/A          13.94%      01/03/1995
   - Service Class 2
Fidelity VIP Equity-Income Portfolio                   11.23%      6.21%        4.19%       11.15%           *         10/09/1986
   - Service Class 2
Fidelity VIP Growth Portfolio - Service Class 2         3.12%     -1.60%       -7.02%        9.81%           *         10/09/1986
Fidelity VIP Mid Cap Portfolio - Service Class 2       24.60%     15.74%       14.81%         N/A          20.46%      12/28/1998

                        Fund Average Annual Total Returns
    without deduction of any applicable Separate Account or Contract charges
                           (through December 31, 2004)

                                                                                                                           Fund
                                                                                                         Since Fund     Inception
Fund                                                   1 year   3 years/1/   5 years/1/   10 years/1/   Inception/2/       Date
----                                                   ------   ----------   ----------   -----------   ------------   ----------
Franklin Templeton VIP Templeton Foreign               18.53%      8.47%        0.92%        8.68%           *         05/01/1992
   Securities Fund - Class 2
Franklin Templeton VIP Mutual Shares Securities        12.63%      7.52%        8.55%         N/A           9.46%      11/08/1996
   Fund - Class 2
Franklin Templeton VIP Franklin Small Cap              23.75%     14.05%       16.11%         N/A           7.96%      05/01/1998
   Value Securities Fund - Class 2
Franklin Templeton VIP Franklin U.S. Government         3.48%      5.10%        6.79%        7.16%           *         03/14/1989
   Fund - Class 2
Janus Aspen International Growth Portfolio -           18.69%      5.83%       -5.31%       12.29%           *         05/02/1994
   Service Shares
Janus Aspen Mid Cap Growth Portfolio - Service         20.48%      5.28%      -13.62%        8.32%           *         09/13/1993
   Shares
Janus Aspen Worldwide Growth Portfolio - Service        4.53%     -1.34%       -8.99%       10.14%           *         09/13/1993
   Shares
JPMorgan ST II Mid Cap Value Portfolio                 21.06%     16.52%         N/A          N/A          18.96%      09/28/2001
JPMorgan ST II Small Company Portfolio                 27.17%     10.65%        2.02%       11.57%           *         12/31/1994
MFS(R) VIT Capital Opportunities Series - Initial      12.46%      0.24%       -5.78%         N/A           8.03%      08/14/1996
   Class
MFS(R) VIT Emerging Growth Series - Initial Class      12.96%     -0.86%      -12.22%         N/A           8.01%      07/24/1995
MFS(R) VIT New Discovery Series - Initial Class         6.52%     -0.88%       -1.94%         N/A           7.37%      05/01/1998
MFS(R) VIT Research Series - Initial Class             15.85%      2.92%       -3.96%         N/A           7.82%      07/26/1995
Neuberger Berman AMT Mid-Cap Growth Portfolio          16.31%      1.72%       -6.00%         N/A           8.91%      11/03/1997
Oppenheimer Balanced Fund/VA - Non Service             10.10%      7.22%        6.05%       10.14%           *         02/09/1987
   Shares
Oppenheimer Global Securities Fund/VA - Non            19.16%      9.89%        4.17%       12.58%           *         11/12/1990
   Service Shares
PIMCO VIT Real Return Portfolio - Administrative        8.92%     11.76%       11.80%         N/A          11.19%      09/30/1999
   Class
PIMCO VIT Short-Term Portfolio - Administrative         1.30%      2.12%        3.83%         N/A           3.90%      09/30/1999
   Class
PIMCO VIT Total Return Portfolio - Administrative       4.89%      6.31%        7.48%         N/A           6.45%      12/31/1997
   Class
Putnam VT Diversified Income Fund - Class IB            9.20%     11.56%        7.51%        7.12%           *         09/15/1993
Putnam VT Growth and Income Fund - Class IB            11.11%      4.67%        2.98%       10.81%           *         02/01/1988
Putnam VT International Growth and Income Fund         20.98%     12.87%        2.91%         N/A           8.38%      01/02/1997
   - Class IB
SunAmerica ST Aggressive Growth Portfolio -            16.72%      4.16%       -8.14%         N/A           6.22%      06/03/1996
   Class 1 Shares
SunAmerica ST SunAmerica Balanced Portfolio             6.84%      1.40%       -3.88%         N/A           6.42%      06/03/1996
   - Class 1 Shares
UIF Equity Growth Portfolio - Class I Shares            7.77%     -0.97%       -6.16%         N/A           6.14%      01/02/1997
UIF High Yield Portfolio - Class I Shares               9.49%      8.47%        1.74%         N/A           4.20%      01/02/1997
VALIC Co. I International Equities Fund                17.86%      7.46%       -4.35%        4.04%           *         10/02/1989
VALIC Co. I Mid Cap Index Fund                         16.05%     10.09%        9.03%       15.72%           *         10/01/1991
VALIC Co. I Money Market I Fund                         0.80%      0.88%        2.44%        3.78%           *         01/16/1986
VALIC Co. I Nasdaq-100 (R)Index Fund                   10.05%      0.48%         N/A          N/A         -16.95%      10/01/2000
VALIC Co. I Science & Technology Fund                   0.79%     -2.99%      -18.77%        6.67%           *         04/29/1994
VALIC Co. I Small Cap Index Fund                       17.89%     10.99%        6.14%       11.32%           *         05/01/1992
VALIC Co. I Stock Index Fund                           10.51%      3.19%       -2.64%       11.75%           *         04/20/1987
Van Kampen LIT Growth and Income Portfolio             14.38%      7.78%        7.07%         N/A          11.24%      12/23/1996
   - Class I Shares

                        Fund Average Annual Total Returns
    without deduction of any applicable Separate Account or Contract charges
                           (through December 31, 2004)

                                                                                                                Fund
                                                                                              Since Fund     Inception
Fund                                        1 year   3 years/1/   5 years/1/   10 years/1/   Inception/2/       Date
----                                        ------   ----------   ----------   -----------   ------------   ----------
Vanguard (R)VIF High Yield Bond Portfolio     8.53%      8.80%        5.43%         N/A           6.40%      06/03/1996
Vanguard VIF REIT Index Portfolio            30.51%     22.33%       20.99%         N/A          17.09%      02/09/1999

----------
/1/  "N/A" indicates data is not available for the stated period.

/2/ "*" indicates SEC rules that require us to show return information for no more than 10 years.

     VALIC Company I Money Market I Fund Investment Option Yield and Effective Yield Calculations. We calculate the VALIC Company I Money Market I Fund Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

     . We take the net change in the value of your single premium payment during the period.

     . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

     . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

     . We carry the current yield figure to the nearest one-hundredth of one percent.

     We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's division in the calculation. The VALIC Company I Money Market I Fund Investment Option's historical yield for the seven day period ended December 31, 2004 was 0.35%.

     We determine the VALIC Company I Money Market I Fund Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The VALIC Company I Money Market I Fund Investment Option's historical effective yield for the seven day period ended December 31, 2004 was 0.35%. Yield and effective yield do not reflect the deduction of any Separate Account or Contract charges.

     The yield and effective yield calculations above do not reflect the Daily charge (mortality and expense risk charge) or any other charges and deductions of the Separate Account or of the Contracts. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                               CONTRACT PROVISIONS

Variable Income Payments

     A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable divisions. When you pay your single premium payment, we calculate the number of Annuity Income Units associated with each Income Payment determined by our currently used rate factor and the Annuity Income Unit Values.

Annuity Income Unit Value

     The value of an Annuity Income Unit for each division was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Income Unit Value at the end of any subsequent Valuation Period is determined by multiplying the division's Annuity Income Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

     (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Income Unit Value is being determined; and

     (b) is the Assumed Investment Return for such Valuation Period.

     The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable Income Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

     The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Income Unit Value of the division from one Valuation Period to the next. The net investment factor for each division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

     (a) is equal to:

          (i) the net asset value per share of the underlying Fund held in the division determined at the end of that Valuation Period, plus

          (ii) the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the division if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

          (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the division.

     (b) is equal to:

          (i) the net asset value per share of the underlying Fund held in the division determined as of the end of the prior Valuation Period, plus or minus

          (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

     (c) is equal to the mortality and expense risk charge rate and administrative charge rate for the Valuation Period.

     The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Income Unit Value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Gender

     We will require proof of the age and gender of the Annuitant before making any Income Payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Income Payments have begun, any underpayment that may have been made will be paid in full with the next Income Payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

Evidence of Survival

     If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

     Certain Arrangements. Most of the advisers or administrators of the Funds make certain payments to us for certain administrative, Contract, and Contract owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.24% to 1.26% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. These amounts will not be paid by the Funds or Contract owners.

     Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the Contract prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using underlying Funds for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an underlying Fund changes; or

     . voting instructions given by owners of variable life insurance contracts and variable annuity contracts differ.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our Separate Account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options not credited to Contracts in the same proportion as votes cast by Contract Owners.

                              FINANCIAL STATEMENTS

     In 2002, due to AIG's acquisition of AGL and its affiliated companies, AGL changed its independent auditor from Ernst & Young LLP, located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 to PricewaterhouseCoopers LLP ("PWC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PWC as its corporate-wide auditing firm.

Separate Account Financial Statements

     The statement of net assets as of December 31, 2004 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2004 of the Separate Account, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

AGL Financial Statements

     The consolidated balance sheets of AGL as of December 31, 2004 and 2003 and the related statements of income, shareholder's equity, comprehensive income and cash flows for the three years ended December 31, 2004, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

Index to Financial Statements

     You should consider the financial statements of AGL that we include in this SAI primarily as bearing on the ability of AGL to meet its obligations under the Contracts.

AGL 2004 Consolidated Financial Statements                                  Page
------------------------------------------                                 -----
Report of PricewaterhouseCoopers LLP, Independent Registered
   Public Accounting Firm...............................................   F - 1
Consolidated Balance Sheets as of December 31, 2004 and 2003............   F - 2
Consolidated Statements of Income for the years ended
   December 31, 2004, 2003 and 2002.....................................   F - 4
Consolidated Statements of Shareholder's Equity for the years
   ended December 31, 2004, 2003 and 2002...............................   F - 5
Consolidated Statements of Comprehensive Income for the years
   ended December 31, 2004, 2003 and 2002...............................   F - 6
Consolidated Statements of Cash Flows for the years ended
   December 31, 2004, 2003 and 2002.....................................   F - 7
Notes to Consolidated Financial Statements..............................   F - 9

[LOGO] PricewaterhouseCoopers
--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      Suite 2900
                                                      1201 Louisiana St.
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000

             Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets as of December 31, 2004 and 2003 and the related consolidated statements of income, shareholder's equity, comprehensive income, and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and subsidiaries (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 29, 2005

                     American General Life Insurance Company

                           Consolidated Balance Sheets

                                                                             December 31
                                                                      -------------------------
                                                                          2004          2003
                                                                      -----------   -----------
                                                                            (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value
      (amortized cost - $46,646,227 - 2004; $43,133,011 - 2003)       $49,436,433   $45,349,130
   Fixed maturity securities, trading, at fair value
      (amortized cost - $8,946 - 2004; $52,000 - 2003)                     11,512        58,953
   Equity securities, at fair value (cost - $48,038 - 2004;
      $93,182 - 2003)                                                      70,294        98,523
   Equity securities, trading, at fair value (cost - $1,638 - 2004;
      $7,000 - 2003)                                                        6,374        10,000
   Mortgage loans on real estate, net of allowance
      ($4,964 - 2004; $7,124 - 2003)                                    3,324,940     2,953,495
   Policy loans                                                         1,730,819     1,705,891
   Investment real estate                                                  37,730        44,543
   Partnerships                                                         2,091,739     1,895,974
   Separate account seed money (cost - $39,758 - 2004;
      $90,670 - 2003)                                                      41,488        91,670
   Securities lending collateral                                        9,286,117     4,451,135
   Short-term investments                                                  62,913       112,440
   Derivatives assets                                                      11,077         9,560
                                                                      -----------   -----------
Total investments                                                      66,111,436    56,781,314

Cash                                                                      257,224       297,209
Restricted Cash                                                            18,647        88,781
Investment in ultimate Parent Company (cost - $8,597 in 2004
   and 2003)                                                               53,203        53,697
Notes receivable from affiliates                                          598,045       537,241
Indebtedness from affiliates                                               37,019        19,756
Accrued investment income                                                 705,590       651,815
Accounts receivable                                                     1,108,251     1,023,451
Deferred policy acquisition costs/cost of insurance purchased           3,617,153     3,250,287
Other assets                                                              272,270       376,578
Assets held in separate accounts                                       25,537,215    22,930,750
                                                                      -----------   -----------
Total assets                                                          $98,316,053   $86,010,879
                                                                      ===========   ===========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                           Consolidated Balance Sheets

                                                                       December 31
                                                                -------------------------
                                                                    2004          2003
                                                                -----------   -----------
                                                                      (In Thousands)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits                                       $ 9,156,261   $ 7,898,915
   Policyholder contract deposits                                38,438,523    36,559,454
   Other policy claims and benefits payable                         198,769       273,008
   Other policyholders' funds                                     2,513,561     2,204,767
   Federal income taxes                                           1,442,907     1,104,182
   Indebtedness to affiliates                                       258,953       362,749
   Securities lending payable                                     9,286,117     4,451,135
   Other liabilities                                              1,256,335     1,240,035
   Derivative liabilities                                            57,647        27,165
   Liabilities related to separate accounts                      25,537,215    22,930,750
                                                                -----------   -----------
Total liabilities                                                88,146,288    77,052,160

Minority interest                                                   102,150        96,741

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized,
      issued and outstanding                                            850           850
   Common stock, $10 par value, 600,000 shares authorized,
      issued and outstanding                                          6,000         6,000
   Additional paid-in capital                                     3,623,797     3,507,238
   Accumulated other comprehensive income                         1,398,625     1,097,788
   Retained earnings                                              5,038,343     4,250,102
                                                                -----------   -----------
Total shareholder's equity                                       10,067,615     8,861,978
                                                                -----------   -----------
Total liabilities, minority interest and shareholder's equity   $98,316,053   $86,010,879
                                                                ===========   ===========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                        Consolidated Statements of Income

                                             2004         2003         2002
                                          ----------   ----------   ----------
                                                     (In Thousands)
Revenues:
   Premiums and other considerations      $2,540,322   $2,403,951   $2,138,833
   Net investment income                   3,557,160    3,288,686    3,054,530
   Net realized investment losses           (158,288)     (56,779)    (295,344)
   Other                                     289,140      175,663      175,528
                                          ----------   ----------   ----------
Total revenues                             6,228,334    5,811,521    5,073,547
                                          ----------   ----------   ----------
Benefits and expenses:
   Policyholders' benefits                 1,625,671    1,544,535    1,284,087
   Interest credited                       2,063,646    2,039,015    2,051,698
   Operating costs and expenses            1,034,525      939,785      753,033
                                          ----------   ----------   ----------
Total benefits and expenses                4,723,842    4,523,335    4,088,818
                                          ----------   ----------   ----------
Income before income tax expense           1,504,492    1,288,186      984,729
                                          ----------   ----------   ----------
Income tax expense:
   Current                                   126,112      250,906      107,502
   Deferred                                  272,600       75,649       64,917
                                          ----------   ----------   ----------
Total income tax expense                     398,712      326,555      172,419
                                          ----------   ----------   ----------
Net income before cumulative effect of
   accounting change                       1,105,780      961,631      812,310
Cumulative effect of accounting change,
   net of tax                                (16,859)          --           --
                                          ----------   ----------   ----------
Net income                                $1,088,921   $  961,631   $  812,310
                                          ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                 Consolidated Statements of Shareholder's Equity

                                                      Year ended December 31
                                              -------------------------------------
                                                  2004         2003         2002
                                              -----------   ----------   ----------
                                                          (In Thousands)
Preferred stock:
   Balance at beginning and end of year       $       850   $      850   $      850
                                              -----------   ----------   ----------
Common stock:
   Balance at beginning and end of year             6,000        6,000        6,000
                                              -----------   ----------   ----------
Additional paid-in capital:
   Balance at beginning of year                 3,507,238    3,167,462    2,691,492
   Capital contribution from Parent Company       116,559      339,776      475,970
                                              -----------   ----------   ----------
Balance at end of year                          3,623,797    3,507,238    3,167,462
Accumulated other comprehensive income:
   Balance at beginning of year                 1,097,788      736,299      175,507
   Other comprehensive income                     300,837      361,489      560,792
                                              -----------   ----------   ----------
Balance at end of year                          1,398,625    1,097,788      736,299
Retained earnings:
   Balance at beginning of year                 4,250,102    3,289,151    2,922,422
   Net income                                   1,088,921      961,631      812,310
   Dividends paid                                (300,680)        (680)    (445,581)
                                              -----------   ----------   ----------
Balance at end of year                          5,038,343    4,250,102    3,289,151
                                              -----------   ----------   ----------
Total shareholder's equity                    $10,067,615   $8,861,978   $7,199,762
                                              ===========   ==========   ==========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                 Consolidated Statements of Comprehensive Income

                                                       2004         2003         2002
                                                    ----------   ----------   ----------
                                                               (In Thousands)
Net income                                          $1,088,921   $  961,631   $  812,310
Other comprehensive income:
   Gross change in unrealized gains (losses) on
      securities, after tax (pretax: 2004 -
      $453,261; 2003 - $549,834; 2002 - $720,641)      294,620      357,392      468,416
   Hedging activities (pretax: 2004 - $(31,877);
      2003 - $(68,391); 2002 - $5,025)                 (20,720)     (44,454)       3,267
   Reclassification adjustment for losses
      included in net income                            26,937       48,551       89,109
                                                    ----------   ----------   ----------
   Other comprehensive income                          300,837      361,489      560,792
                                                    ----------   ----------   ----------
Comprehensive income                                $1,389,758   $1,323,120   $1,373,102
                                                    ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                      Consolidated Statements of Cash Flows

                                                                     2004           2003           2002
                                                                 ------------   ------------   ------------
                                                                               (In Thousands)
Operating activities
Net income                                                       $  1,088,921   $    961,631   $    812,310
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Cumulative effect of accounting change, net of tax               16,859             --             --
   Interest credited on policyholder contracts                      2,063,646      2,039,015      2,051,698
   Change in accounts receivable                                      (84,800)      (155,662)        (3,438)
   Change in future policy benefits and other policy claims        (1,018,480)       216,269      1,096,583
   Amortization of policy acquisition costs and cost of
      insurance purchased                                             311,214        311,029        165,269
   Policy acquisition costs deferred                                 (757,710)      (583,939)      (466,779)
   Change in other policyholders' funds                               308,794        339,326         62,893
   Provision for deferred income tax expense                          255,872        267,645        357,510
   Depreciation and amortization, including premiums and
      discounts                                                       193,670        170,474        150,310
   Change in indebtedness to (from) affiliates                       (181,863)       320,652         68,133
   Change in amounts payable to brokers                               (72,843)      (614,174)       384,634
   Change in trading securities                                        51,067        (68,953)            --
   Change in restricted cash                                           70,134        (88,781)            --
   Realized investments losses                                        158,288        315,144        422,536
   Other, net                                                          (9,928)       522,312         35,272
                                                                 ------------   ------------   ------------
Net cash provided by operating activities                           2,392,841      3,951,988      5,136,931

Investing activities
Purchases of:
   Fixed maturity and equity securities                           (27,374,134)   (34,541,457)   (34,652,736)
   Mortgages                                                         (691,747)      (443,541)      (286,385)
   Other long-term investments                                    (18,188,518)   (14,902,823)   (17,511,338)
Sales of:
   Fixed maturity and equity securities                            27,001,768     29,702,380     29,957,705
   Mortgages                                                          307,711        291,851        236,727
   Other long-term investments                                     12,915,557     13,862,846     15,080,395
Redemptions and maturities of fixed maturity and
   equity securities                                                1,735,026      1,792,981      2,197,983
Sales and purchases of property, equipment, and
   software, net                                                        9,648     (1,056,323)       (23,816)
                                                                 ------------   ------------   ------------
Net cash used in investing activities                              (4,284,689)    (5,294,086)    (5,001,465)

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                                                          2004          2003          2002
                                                      -----------   -----------   -----------
                                                                   (In Thousands)
Financing activities
Net policyholder account deposits                       7,332,833     6,780,518     3,324,162
Net policyholder account withdrawals                   (5,296,849)   (5,574,250)   (3,046,859)
Dividends paid                                           (300,680)         (680)     (445,581)
Capital contribution from parent                          116,559       339,776        28,000
Other                                                          --            --        (1,289)
                                                      -----------   -----------   -----------
Net cash provided by (used in) financing activities     1,851,863     1,545,364      (141,567)
                                                      -----------   -----------   -----------
Increase (decrease) in cash                               (39,985)      203,266        (6,101)
Cash at beginning of year                                 297,209        93,943       100,044
                                                      -----------   -----------   -----------
Cash at end of year                                   $   257,224   $   297,209   $    93,943
                                                      ===========   ===========   ===========

Interest paid amounted to approximately $47,709,000, $2,117,000 and $2,315,000 in 2004, 2003 and 2002, respectively. Income taxes paid amounted to approximately $208,397,000, $240,802,000 and $127,376,000 in 2004, 2003 and
2002, respectively.

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                   Notes to Consolidated Financial Statements

                                December 31, 2004

1.   Nature of Operations

American General Life Insurance Company ("AGL" or the "Company") is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

Effective December 31, 2002, AGL merged with certain affiliated entities, including The Franklin Life Insurance Company ("The Franklin") and its subsidiary, The American Franklin Life Insurance Company ("AMFLIC"), and All American Life Insurance Company ("All American") and became the surviving entity. Effective March 31, 2003, AGL merged with it's affiliate Old Line Life Insurance Company ("Old Line") and became the surviving entity. Effective December 31, 2002, AGL's wholly owned life insurance subsidiary, American General Life Insurance Company of New York ("AGNY") was merged with The United States Life Insurance Company in the City of New York, an affiliated entity. These mergers have been accounted for at historical cost in a manner similar to a pooling of interests business combination. Accordingly, the accompanying consolidated financial statements include the financial position, operating results, and cash flows of The Franklin, AMFLIC, All American, Old Line and exclude AGNY.

Effective December 20, 2004, AGL merged with its wholly owned subsidiary, American General International Investments, Inc. ("AGII"), and became the surviving entity. The financial position, operating results and cash flows of AGII have historically been included in the consolidated financial statements of AGL.

The Company operates through two divisions: Life Insurance and Retirement Services. The Life Insurance Division offers a complete portfolio of the standard forms of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. This Division serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Life Insurance Division, through its subsidiaries American General Life Companies ("AGLC") and American General Enterprise Services ("AGES"), and AGES's wholly owned broker-dealer subsidiary American General Securities Incorporated ("AGSI"), also provides support services to certain affiliated insurance companies. The Retirement Services Division includes the results of the Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

                     American General Life Insurance Company

2.   Accounting Policies

2.1  Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

On September 23, 2003, the Company purchased 68 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle Trust") for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle Trust are held by affiliates of the Company. Castle Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle Trust and its wholly owned subsidiaries is limited to buying, owning, leasing and selling a portfolio of commercial jets. In December 2003, the FASB issued a "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN46R") (See Note 2.14). In accordance with FIN46R, Castle Trust has been consolidated in the Company's consolidated financial statements for the years ending December 31, 2004 and 2003.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs, and policyholder benefits. Ultimate results could differ from those estimates.

Certain prior year amounts have been reclassified to conform with the current year presentation.

2.2  Statutory Accounting

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory capital and surplus at December 31, 2004.

                     American General Life Insurance Company

2.2  Statutory Accounting (continued)

Statutory net income and capital and surplus of the Company at December 31 is as follows:

                                               2004         2003         2002
                                            ----------   ----------   ----------
                                                       (In Thousands)
Statutory net income                        $  567,253   $  134,370   $  536,099
Statutory capital and surplus               $4,705,497   $4,066,448   $3,007,515

For statutory reporting purposes, the merger of AGII into AGL in 2004 was accounted for as a statutory merger. In accordance with statutory merger accounting requirements, statutory net income and capital and surplus for the prior years of 2003 and 2002 were restated to show comparative data.

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

                     American General Life Insurance Company

2.3  Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4  Investments

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2004 and 2003. Unrealized gains (losses), net of deferred taxes, are recorded in accumulated other comprehensive income
(loss), within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security's amortized cost is reduced to its estimated fair value, and the reduction is recorded as a realized loss.

Fixed maturity and equity securities classified as trading securities are carried at market value, as it is the Company's intention to sell these securities in the near future. Unrealized gains and losses are reflected in income currently.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of an allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

                     American General Life Insurance Company

2.4  Investments (continued)

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships

Partnerships consist of equity partnerships and other partnerships not classified elsewhere herein. The equity partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are also carried at fair value and the change in fair value is recorded to investment income, consistent with the equity method of accounting.

Included in partnerships are preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent.

As part of the consolidation of Castle Trust (see Note 2.1), included in partnerships is an investment in commercial aircraft totaling $983.4 million, net of accumulated depreciation of $65.2 million. These aircraft are recorded at cost and depreciated on a straight-line basis over their estimated lives of 25 years from the date of manufacture, to a residual value that is 15 percent of the Castle Trust cost. Total depreciation expense for the years ended December 31, 2004 and 2003 were $51.3 million and $13.9 million, respectively.

                     American General Life Insurance Company

2.4  Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll repurchase agreements, which involve the sale (delivery) of mortgage-backed securities ("MBS") and the repurchase of substantially the same pool of securities at a specific price in the future. Such transactions typically involve highly-rated government agency securities and are short-term in nature, typically with a period of 30 days. The dollar roll agreements are utilized by the Company as a financing strategy to enhance the return on its MBS portfolio.

At December 31, 2004 and 2003, the Company had no dollar roll agreements outstanding as the Company has historically closed out all dollar roll agreements at year-end.

Investment Income

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

                     American General Life Insurance Company

2.4  Investments (continued)

Realized Investment Results

Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investment.

In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
(ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or in the opinion of the Companies management, it is possible that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

2.5  Separate Accounts

Separate Accounts are assets and liabilities associated with certain contracts, principally annuities, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statements of income.

                     American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC. The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin, is reported as CIP.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 3.00 percent to 8.25 percent.

With respect to the Company's variable annuity contracts, the assumption for the long-term annual growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the DPAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DPAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies. With respect to the Company's variable life products, the assumption for the long-term growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 9 percent, but no reversion to the mean adjustment is applied.

                     American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP") (continued)

DPAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

2.7  Policy and Contract Claims Reserves

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposits liabilities were as follows at December 31:

                                                           2004          2003
                                                       -----------   -----------
                                                             (In Thousands)
Future policy benefits:
   Ordinary life                                         4,555,887     4,337,180
   Group life                                               26,346        29,797
   Life contingent group annuities                          89,228        93,072
   Life contingent annuities                             3,746,198     2,799,407
   Terminal funding                                        401,444       414,630
   Accident and health                                     337,158       224,829
                                                       -----------   -----------
Total                                                  $ 9,156,261   $ 7,898,915
                                                       ===========   ===========
Policyholder contract deposits:
   Annuities                                           $32,463,764   $30,891,794
   Corporate-owned life insurance                          376,478       439,088
   Universal life                                        5,598,281     5,228,572
                                                       -----------   -----------
Total                                                  $38,438,523   $36,559,454
                                                       ===========   ===========

                     American General Life Insurance Company

2.7  Policy and Contract Claims Reserves (continued)

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 5.70 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 17.0 percent, grading to zero over a period of 0 to 20 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 percent and the weighted average rate credited in 2004 was
5.22 percent.

2.8  Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company provides reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in guaranteed minimum death benefits in the consolidated statement of income and comprehensive income.

                     American General Life Insurance Company

2.8  Guaranteed Minimum Death Benefits (continued)

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed minimum death benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.9  Premium Recognition

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

2.10 Reinsurance

The Company generally limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $5.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                     American General Life Insurance Company

2.11 Participating Policy Contracts

Participating life insurance accounted for approximately 3 percent of life insurance in force at December 31, 2004.

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $60.8 million, $67.9 million and $76.1 million in 2004, 2003 and 2002, respectively, and were included in policyholders' benefits.

2.12 Income Taxes

For the tax years ending December 31, 2004, 2003 and 2002, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses and tax credits, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

                     American General Life Insurance Company

2.13 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows investment income, policyholder liabilities and equity. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer or trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures options (short positions on U.S. treasury notes and U.S. long bonds).

The Company recognizes all derivatives in the consolidated balance sheet at fair value and utilizes hedge accounting. This means that, to the extent the hedge is deemed to be effective, the accounting for the derivative mirrors the accounting for the financial instruments being hedged.

On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in the fair value of a recognized asset or liability. It is a cash flow hedge if it hedges the variability of cash flows to be received or paid related to a recognized asset or liability. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings to the extent the losses or gains of the hedged asset or liability are so recorded. Certain derivative gains or losses on fair value and cash flow hedges are recorded in other comprehensive income until such point that earnings are affected by the fair value changes and cash flows of the hedged asset or liability.

The Company documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. The process includes linking all derivatives that are designated as hedged to specific assets or liabilities on the balance sheet. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values and cash flows of hedged items. On a quarterly basis the Company evaluates and assesses ongoing compliance with regulatory limits on derivative holdings.

                     American General Life Insurance Company

2.13 Derivatives (continued)

During 2004, there were no hedges discontinued or otherwise no longer qualified as hedges. Any gain or loss resulting from such early terminations would be deferred and amortized into income over the remaining term of the hedged instrument. Were such hedged instrument subsequently extinguished or sold, any related gain or loss deferred from the swap would be recognized immediately into income.

2.14 Recently Issued Accounting Standards

In January 2003, FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. In December 2003, the FASB issued FIN46R.

The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

                     American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

The following VIE activities are not consolidated by the Company under FIN46R:

     i. The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

     ii. The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46R.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $16.9 million to reflect the guaranteed minimum death benefit liability as of January 1, 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

The Company was required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

                     American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

     In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believes the impact will not be material to AIG's or the Company's results of operations.

     In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-01. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-01 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-01. The Company is currently evaluating the effect of the implementation of this TPA in its operations on the Company's consolidated financial position or results of operations.

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-01, "Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued Staff Position ("FSP") EITF 03-01-1, which defers the effective date of a substantial portion of EITF 03-01, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-01 on the Company's consolidated financial position or results of operations.

                     American General Life Insurance Company

3.   Investments

3.1  Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                             2004          2003         2002
                                          ----------   -----------   ----------
                                                      (In Thousands)
Investment income:
   Fixed maturities                       $3,165,313   $2,983,484    $2,789,590
   Equity securities                           8,070       13,148         2,199
   Mortgage loans on real estate             235,321      240,745       226,329
   Investment real estate                     10,265        8,229        15,303
   Policy loans                               99,421      105,214       102,479
   Other long-term investments                85,650      (35,388)      (69,064)
   Short-term investments                     16,697       18,431        23,078
                                          ----------   ----------    ----------
Gross investment income                    3,620,737    3,333,863     3,089,914
Investment expenses                           63,577       45,177        35,384
                                          ----------   ----------    ----------
Net investment income                     $3,557,160   $3,288,686    $3,054,530
                                          ==========   ==========    ==========

The carrying value of investments that produced no investment income during 2004 was less than 0.3 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

Derivative financial instruments did not have a material effect on net investment income in 2004, 2003 and 2002. During 2004, 2003 and 2002, investment income from other long-term investments is primarily related to gains or losses associated with various partnership interests.

                     American General Life Insurance Company

3.2  Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                 2004        2003        2002
                                              ---------   ---------   ---------
                                                        (In Thousands)

Fixed maturities:
   Gross gains                                $ 198,777   $ 357,694   $ 398,239
   Gross losses                                (270,129)   (400,061)   (697,068)
                                              ---------   ---------   ---------
Total fixed maturities                          (71,352)    (42,367)   (298,829)
Equity securities                                 7,041       2,099        (191)
Partnerships                                    (60,101)     (9,424)     (6,145)
Other                                           (33,876)     (7,087)      9,821
                                              ---------   ---------   ---------
Net realized investment losses before tax      (158,288)    (56,779)   (295,344)
Income tax benefit                              (58,523)    (19,873)   (103,370)
                                              ---------   ---------   ---------
Net realized investment losses after tax      $ (99,765)  $ (36,906)  $(191,974)
                                              =========   =========   =========

During 2004, 2003 and 2002, the Company's realized losses included write-downs of $65 million, $274 million and $317 million, respectively, for certain available for sale fixed maturity investments that experienced declines deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of loss recognition requires the judgement of the Company's management and a continual review of its investments.

                     American General Life Insurance Company

3.3  Fixed Maturity and Equity Securities

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

                              Less than 12 Months        12 Months or More               Total
                            -----------------------   -----------------------   -----------------------
                                                           (In Thousands)

                               Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
                               Value       Losses        Value       Losses        Value       Losses
                            ----------   ----------   ----------   ----------   ----------   ----------
Fixed maturity securities   $4,902,790    $ 99,579    $1,518,651     $78,317    $6,421,441    $177,896
Equity securities                8,754       2,497           101          23         8,855       2,520
                            ----------    --------    ----------     -------    ----------    --------

   Total                    $4,911,544    $102,076    $1,518,752     $78,340    $6,430,296    $180,416
                            ==========    ========    ==========     =======    ==========    ========

                     American General Life Insurance Company

3.3  Fixed Maturity and Equity Securities (continued)

Fixed maturity and equity securities classified as available-for-sale are reported at fair value. Amortized cost and fair value at December 31, 2004 and 2003 were as follows:

                                                         Gross        Gross
                                         Amortized    Unrealized   Unrealized       Fair
                                            Cost         Gain         Loss         Value
                                        -----------   ----------   ----------   -----------
                                                           (In Thousands)
December 31, 2004
Fixed maturity securities:
   Corporate securities:
      Investment-grade                  $27,206,453   $2,139,206   $ (65,676)   $29,279,983
      Below investment-grade              2,990,210      209,999     (42,729)     3,157,480
   Mortgage-backed securities            12,523,571      347,005     (40,439)    12,830,137
   U.S. government obligations              214,984       31,887        (834)       246,037
   Foreign governments                      411,263       46,495        (207)       457,551
   State and political subdivisions       3,188,957      184,295     (24,610)     3,348,642
   Collateralized bonds                      59,077          160      (2,798)        56,439
   Redeemable preferred stocks               51,712        9,055        (603)        60,164
                                        -----------   ----------   ---------    -----------
Total fixed maturity securities         $46,646,227   $2,968,102   $(177,896)   $49,436,433
                                        ===========   ==========   =========    ===========
Equity securities                       $    48,038   $   24,776   $  (2,520)   $    70,294
                                        ===========   ==========   =========    ===========
Separate account seed money             $    39,758   $    1,735   $      (5)   $    41,488
                                        ===========   ==========   =========    ===========
Investment in ultimate Parent Company   $     8,597   $   44,606   $      --    $    53,203
                                        ===========   ==========   =========    ===========

                     American General Life Insurance Company

3.3  Fixed Maturity and Equity Securities (continued)

                                                         Gross        Gross
                                         Amortized    Unrealized   Unrealized       Fair
                                            Cost         Gain         Loss         Value
                                        -----------   ----------   ----------   -----------
                                                           (In Thousands)
December 31, 2003
Fixed maturity securities:
   Corporate securities:
      Investment-grade                  $22,652,679   $1,790,509   $ (81,969)   $24,361,219
      Below investment-grade              4,292,052      240,752    (174,159)     4,358,645
   Mortgage-backed securities            12,549,589      322,479    (109,018)    12,763,050
   U.S. government obligations              285,458       33,931      (1,932)       317,457
   Foreign governments                      336,692       37,805        (255)       374,242
   State and political subdivisions       2,955,362      173,207     (17,100)     3,111,469
   Collateralized bonds                      33,233          306        (489)        33,050
   Redeemable preferred stocks               27,946        2,871        (819)        29,998
                                        -----------   ----------   ---------    -----------
Total fixed maturity securities         $43,133,011   $2,601,860   $(385,741)   $45,349,130
                                        ===========   ==========   =========    ===========
Equity securities                       $    93,182   $   13,866   $  (8,525)   $    98,523
                                        ===========   ==========   =========    ===========
Separate account seed money             $    90,670   $    6,000   $  (5,000)   $    91,670
                                        ===========   ==========   =========    ===========
Investment in ultimate Parent Company   $     8,597   $   45,100   $      --    $    53,697
                                        ===========   ==========   =========    ===========

                     American General Life Insurance Company

3.3  Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on securities included in accumulated other comprehensive income in shareholder's equity at December 31 were as follows:

                                              2004         2003         2002
                                           ----------   ----------   ----------
                                                       (In Thousands)
Gross unrealized gains                     $3,039,219   $2,666,826   $2,513,951
Gross unrealized losses                      (180,421)    (399,266)    (943,681)
DPAC and other fair value adjustments        (635,113)    (544,476)    (456,081)
Deferred federal income taxes                (788,071)    (609,027)    (406,075)
                                           ----------   ----------   ----------
Net unrealized gains on securities         $1,435,614   $1,114,057   $  708,114
                                           ==========   ==========   ==========

The contractual maturities of fixed maturity securities at December 31 were as follows:

                                                                  2004
                                                       -------------------------
                                                        Amortized       Market
                                                           Cost         Value
                                                       -----------   -----------
                                                             (In Thousands)
Fixed maturity securities, excluding mortgage-
   backed securities:
      Due in one year or less                          $   696,275   $   714,466
      Due after one year through five years              4,183,308     4,499,727
      Due after five years through ten years            11,166,777    11,917,222
      Due after ten years                               18,076,296    19,474,881
Mortgage-backed securities                              12,523,571    12,830,137
                                                       -----------   -----------
Total fixed maturity securities                        $46,646,227   $49,436,433
                                                       ===========   ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $28.7 billion, $31.5 billion and $30.5 billion, during 2004, 2003 and 2002, respectively.

At December 31, 2004, $46.9 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                     American General Life Insurance Company

3.4  Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75 percent or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2004 and 2003:

                            Outstanding    Percent of      Percent
                               Amount         Total     Nonperforming
                           -------------   ----------   -------------
                           (In Millions)
December 31, 2004
Geographic distribution:
   South Atlantic            $  741            22.3%         0.0%
   Pacific                      572            17.2          0.0
   Mid-Atlantic                 681            20.5          2.1
   East North Central           388            11.7          7.5
   Mountain                     174             5.2          0.0
   West South Central           226             6.8          0.0
   East South Central           246             7.4          0.0
   West North Central           104             3.1         10.4
   New England                  170             5.1          0.0
   Canada                        23             0.7          0.0
Allowance for losses             (0)           (0.0)         0.0
                             ------           -----         ----
Total                        $3,325           100.0%         1.6%
                             ======           =====         ====

Property type:
   Office                    $1,290            38.8%         3.5%
   Retail                       952            28.6          0.0
   Industrial                   419            12.6          0.0
   Apartments                   425            12.8          0.0
   Hotel/motel                   54             1.6         15.4
   Other                        185             5.6          0.0
Allowance for losses             (0)           (0.0)         0.0
                             ------           -----         ----
Total                        $3,325           100.0%         1.6%
                             ======           =====         ====

                     American General Life Insurance Company

3.4  Mortgage Loans on Real Estate (continued)

                            Outstanding    Percent of      Percent
                               Amount         Total     Nonperforming
                           -------------   ----------   -------------
                           (In Millions)
December 31, 2003
Geographic distribution:
   South Atlantic            $  711            24.1%         0.0%
   Pacific                      506            17.1          0.0
   Mid-Atlantic                 506            17.1          0.0
   East North Central           459            15.5          0.0
   Mountain                      70             2.4          0.0
   West South Central           197             6.7          0.0
   East South Central           251             8.5          0.0
   West North Central           121             4.1          0.8
   New England                  139             4.7          0.0
Allowance for losses             (7)           (0.2)         0.0
                             ------           -----
Total                        $2,953           100.0%         0.0%
                             ======           =====

Property type:
   Office                    $1,261            42.7%         0.0%
   Retail                       844            28.5          0.1
   Industrial                   386            13.1          0.0
   Apartments                   312            10.6          0.0
   Hotel/motel                   55             1.9          0.0
   Other                        102             3.4          0.0
Allowance for losses             (7)           (0.2)         0.0
                             ------           -----
Total                        $2,953           100.0%         0.0%
                             ======           =====

Impaired mortgage loans on real estate and related interest income is not material.

                     American General Life Insurance Company

4.   Deferred Policy Acquisition Costs and Cost of Insurance Purchased

The following reflects deferred policy acquisition costs (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                        2004         2003         2002
                                                     ----------   ----------   ----------
                                                                (In Thousands)
Balance at January 1                                 $2,911,767   $2,777,562   $2,752,571
   Capitalization                                       754,087      578,665      460,253
   Accretion of interest/amortization                  (280,898)    (326,641)    (196,028)
   Effect of unrealized gains on securities             (89,827)    (108,572)    (280,942)
   Effect of realized losses (gains) on securities       (2,896)      (9,247)      41,708
                                                     ----------   ----------   ----------
Balance at December 31                               $3,292,233   $2,911,767   $2,777,562
                                                     ==========   ==========   ==========

The Company adjusts DAC amortization ("a DAC unlocking") when estimates of current or future gross profits to be realized are revised. In 2002, DAC amortization was reduced by $46.5 million to reflect a change in the amortization period and reduced by $56 million due to improved persistency, offset by a $56 million increase to reflect lower earnings for equity markets.

A roll forward of the cost of insurance purchased ("CIP") for the years ended December 31, were as follows:

                                                         2004       2003       2002
                                                       --------   --------   --------
                                                               (In Thousands)
Balance at January 1                                   $338,520   $351,600   $312,609
   Deferral of renewal commissions                        3,623      5,274      6,391
   Accretion of interest/amortization                   (30,316)    15,612     (2,300)
   Effect of unrealized (gains) losses on securities     12,725    (33,966)    33,700
   Effect of realized losses on securities                  368         --      1,200
                                                       --------   --------   --------
Balance at December 31                                 $324,920   $338,520   $351,600
                                                       ========   ========   ========

During 2003, the Company reduced their CIP amortization by $34 million primarily due to improved mortality. CIP amortization expected to be recorded in each of the next five years is $21.5 million, $21.0 million, $20.5 million, $19.7 million, and $18.3 million, respectively.

                     American General Life Insurance Company

5.   Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure as of December 31, 2004 were as follows:

                                                          Return of Net Deposits
                                                           Plus a Minimum Return
                                                          ----------------------
                                                               (In Millions)
Account value                                                  $    43,750
Net amount at risk /(a)/                                             2,199
Average attained age of contract holders                                54
Range of guaranteed minimum return rates                        0.00%-3.00%

/(a)/ Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                                   (In Millions)
                                                                   -------------
Balance at January 1, 2004 /(b)/                                       $ 13
Guaranteed benefits incurred                                              8
Guaranteed benefits paid                                                (11)
                                                                       ----
Balance at December 31, 2004                                           $ 10
                                                                       ====

/(b)/ Included in the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

     . Data used was 1,000 stochastically generated investment performance scenarios.
     .    Mean investment performance assumption was 10%.
     .    Volatility assumption was 16%.
     .    Mortality was assumed to be 70% to 87.5% of the 1983a table.
     .    Lapse rates vary by contract type and duration and range from 5% to
          25%.
     .    The discount rate was 3% to 8%.

                     American General Life Insurance Company

6.   Other Assets

Other assets consisted of the following:

                                                                 December 31
                                                             -------------------
                                                               2004       2003
                                                             --------   --------
                                                                (In Thousands)

Goodwill                                                     $ 39,780   $ 38,973
Computer software, net                                        104,114    121,866
Account receivable from brokers, net                           29,437     84,794
Prepaid expenses                                               36,605     36,869
Property and equipment                                         49,594     61,893
Other                                                          12,740     32,183
                                                             --------   --------
Total other assets                                           $272,270   $376,578
                                                             ========   ========

7.   Restructuring Charges

In connection with the Parent's merger with AGC during 2001, the Company incurred $180.4 million in restructuring costs. Of the total restructuring charges, approximately $177.2 million has been paid as of December 31, 2004. The remaining balance is included in Other Liabilities.

8.   Federal Income Taxes

8.1  Tax Liabilities

Income tax liabilities were as follows:

                                                               December 31
                                                        ------------------------
                                                           2004          2003
                                                        ----------   -----------
                                                             (In Thousands)

Current tax receivables                                 $  (98,435)  $  (19,844)
Net deferred tax liabilities                             1,541,342    1,124,026
                                                        ----------   ----------
   Income tax payable                                   $1,442,907   $1,104,182
                                                        ==========   ==========

                     American General Life Insurance Company

8.1  Tax Liabilities (continued)

The components of deferred tax liabilities and assets at December 31 were as follows:

                                                           2004         2003
                                                        ----------   -----------
                                                             (In Thousands)

Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                    $  998,567   $  997,483
   Basis differential of investments                       190,550       72,232
   Net unrealized gains on debt and equity
      securities available for sale                        882,992      597,954
   Capitalized EDP                                          26,599       30,702
   Prepaid expenses                                         12,803       12,679
   Other                                                    47,492       58,044
                                                        ----------   ----------
Total deferred tax liabilities                           2,159,003    1,769,094

Deferred tax assets applicable to:
   Policy reserves                                        (584,450)    (639,638)
   Other                                                   (33,211)      (5,430)
                                                        ----------   ----------
Total deferred tax assets                                 (617,661)    (645,068)
                                                        ----------   ----------
Net deferred tax liabilities                            $1,541,342   $1,124,026
                                                        ==========   ==========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At December 31, 2004, the Company had approximately $382 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless it is distributed as a dividend, or recognized under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future.If the entire balance of the policyholders' surplus became taxable at the current federal income tax rates, the tax would be approximately $134 million. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company is evaluating this new law and expects to eliminate its policyholders' surplus balance during these two years.

                     American General Life Insurance Company

8.2  Tax Expense

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                          2004       2003        2002
                                                        --------   --------   ---------
                                                                 (In Thousands)
Income tax at statutory percentage of GAAP
   pretax income                                        $526,571   $450,865   $ 344,654
Non-conventional fuel source credits                     (96,202)   (93,655)   (101,917)
Dividends received deduction                             (19,828)   (18,632)    (21,641)
State taxes                                               11,823      9,114       7,659
Low income housing & other tax credits                    (6,654)    (6,718)     (6,607)
Other current taxes related to IRS settlements               (27)    (6,700)    (46,237)
Prior year true-ups                                      (16,310)    (3,225)     (1,956)
Non-qualifying and incentive stock option adjustments         --     (2,215)     (3,872)
Other                                                       (661)    (2,279)      2,336
                                                        --------   --------   ---------
Income tax expense                                      $398,712   $326,555   $ 172,419
                                                        ========   ========   =========

                     American General Life Insurance Company

9.   Transactions With Affiliates

Notes receivable from affiliates were as follows:

                                            December 31, 2004        December 31, 2003
                                         -----------------------------------------------
                                         Par Value   Book Value   Par Value   Book Value
                                         ---------   ----------   ---------   ----------
                                                          (In Thousands)
American General Corporation,
   9.375%, due 2008                       $  4,725    $  3,932     $  4,725    $  3,795
American General Corporation,
   Promissory notes, 5.50% due 2004             --          --        2,446       2,446
AGC Life, Promissory notes, 6.75%
   due 2005                                116,000     116,000      116,000     116,000
American General Corporation,
   Promissory notes, 2.78% due 2006        415,000     415,000      415,000     415,000
Castle Trust 2, Asset backed notes,
   5.26%, due 2026                          45,990      46,971           --          --
Castle Trust 2, Asset backed notes,
   8.26%, due 2026                          14,497      16,142           --          --
                                          --------    --------     --------    --------
Total notes receivable from affiliates     596,212     598,045      538,171     537,241
                                          ========    ========     ========    ========

Various AIG companies provide services to the Company, principally mortgage servicing and investment management services, provided by American International Group Global Investment Corporation ("AIGGIC") on a fee basis. The Company paid approximately $67.5 million, $54.4 million and $52.9 million for such services in 2004, 2003 and 2002, respectively. Accounts payable for such services at December 31, 2004 and 2003 were not material. The Company rents facilities and provides services on an allocated cost basis to various AIG companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, AGLC. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries.

The Company received approximately $337.0 million, $311.4 million and $261.3 million for such services and rent in 2004, 2003 and 2002, respectively. Accounts receivable for rent and services at December 31, 2004 and 2003 were not material.

                     American General Life Insurance Company

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

During 2004, the Company purchased 38.7% of the non-voting preferred equity issued by Castle Trust 2003-II LP ("Castle Trust 2") for $116,558,398. The remaining non-voting equity interest and 100% of the voting equity of Castle Trust are held by various affiliates of the Company. The business of Castle Trust 2, and its wholly owned subsidiaries, is limited to buying, owning, leasing and selling a portfolio of aircraft. The purchase was funded by a capital contribution received from AGC Life Insurance Company. The Company's investment in Castle Trust 2 is reported in partnerships on the consolidated balance sheet.

On January 14, 2004, the Company purchased $65 million of fixed-rate asset-backed notes issued by Castle Trust 2. The notes mature on November 15, 2026 and are included in notes receivable from affiliates on the consolidated balance sheet.

On December 29, 2004, the Company purchased from Ambler Holding Corp, a wholly-owned subsidiary of the Company's affiliate AIG Financial Products, all of its Class D membership interests in Spicer Energy II LLC ("Spicer") for a purchase price of $86,100,234. As a result, the Company's Class D interest represents 25.3% of the equity in Spicer's three synfuel facilities. The Company's investment in Spicer is reported in partnerships on the consolidated balance sheet.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda ("AIGB") entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement at December 31, 2004 totaled $295,000. The Company feels the probability of loss under this agreement is remote.

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise cannot or refuses to perform its obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance (the

                     American General Life Insurance Company

Department). In early 2005, the Company discussed this Cut-through Agreement with the Department and it was agreed that the reserve established under these contracts would not exceed $300 million without the consent of the Department. As of December 31, 2004, the reserves recorded by AIGC, related to these contracts, totaled $121 million. The Company feels the probability of loss under this agreement is remote.

On June 23, 2003, VALIC, a subsidiary of the Company, extended credit in the amount of $52.5 million (the "Credit Extension") to Highstar Renewable Fuels, LLC ("Highstar"), an indirect wholly owned subsidiary of AIG. The Credit Extension was evidenced by a note dated June 23, 2003 (the "Note"). The Credit Extension was comprised of the following: (i) a loan in the amount of $37.5 million to Highstar (the "Loan"), (ii) a commitment to make an additional loan to Highstar in an aggregate amount not to exceed $2.5 million (the "Commitment") and (iii) a guaranty (the "Guaranty") to a bank that is not affiliated with VALIC (the "Bank"). Pursuant to the terms of the Guaranty, VALIC guaranteed the obligations of other companies (the "LOC Applicants") to the Bank, which obligations were set forth in reimbursement agreements related to standby letters of credit (the "letters of Credit") issued by the Bank. Highstar as a non-controlling partial indirect ownership interest in the LOC Applicants.

The primary beneficiaries of the Letters of Credit are partially owned by the LOC Applicant. If any beneficiary of a Letter of Credit drew against the Letter of Credit, VALIC may have been required to pay the Bank an amount equal to the amount of the draws against the Letter of Credit, but not more than the Guaranteed Amount. Pursuant to the terms of the Note, Highstar was obligated to reimburse the Company for any amounts paid by the Company under the Guaranty. Pursuant to the terms of the Guaranty, the Company had a maximum liability of $12.5 million plus cost of enforcement and collection, if any. Interest on the Note, which accrued at a rate of 12% per annum, and a commitment fee of $0.5 million, were due at maturity. VALIC recognized interest income on the Note of $1.9 million and $2.4 million for the years ended December 31, 2004 and 2003, respectively. The Loan matured and the Commitment expired on June 30, 2004. As of June 30, 2004, VALIC had received from Highstar all amounts due under the Note, and Highstar caused the Guaranty to be released by the Bank on that date.

On December 31, 2002, the Company sold certain partnership interests to an affiliate, Pine Street Holdings I LLC ("Pine Street Holdings"). Total proceeds received were $59.8 million, resulting in a realized gain of $5.4 million. The consideration received included $20.7 million of 1.38 percent secured term notes due December 31, 2012, and $14.1 million of preferred membership equity interests, issued by Pine Street Holdings.

                     American General Life Insurance Company

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public.

10.  Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

11.  Derivative Financial Instruments

11.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to swaps, currency swaps, S&P 500 index options and treasury note and U.S. long bond futures as hedges of certain financial assets and liabilities as follows:

Derivative Instrument               Hedged Item
---------------------               --------------------------------------------
Interest rate and currency swaps    Private placement bonds
S&P index options                   Equity-indexed policy liabilities on certain
                                       universal life and annuity policies
Treasury note and long bond futures Bonds purchased for short-term (trading)
                                       purposes

Hedge effectiveness is established and documented at inception and is reassessed quarterly by comparing notional amounts and contract terms and maturities for agreement and consistency.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter (OTC)- traded S&P 500 index options and futures options, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

                     American General Life Insurance Company

11.2 Risks Inherent In the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the company's affiliated investment advisor, and within the Life Division to prevent and detect such mismatches.

11.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

The difference between amounts paid and received on swap agreements, measured on the basis of fair value of the swaps, is recorded on an accrual basis as an adjustment to net investment income, policyholder interest expense, or other comprehensive income. The related amount payable to or receivable from counterparties is included in derivative liabilities or assets.

Swap agreements have terms of two to twenty-two years. There were no gains or losses from early swap terminations deferred in 2004.

                     American General Life Insurance Company

11.3 Interest Rate and Currency Swap Agreements (continued)

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                                             2004              2003
                                                                       ------------------------------------
                                                                                  (In Millions)
Interest rate swap agreements to receive fixed rate:
       Notional amount                                                    $        57      $        71
       Fair value                                                                   4                6
Currency swap agreements (receive U.S. dollars/pay Canadian dollars):
      Notional amount (in U.S. dollars)                                           154               97
      Fair Value                                                                  (38)             (16)
Currency swap agreements (receive U.S. dollars/pay Great Britain pounds):
      Notional amount (in U.S. dollars)                                            20                -
      Fair Value                                                                   (2)               -
Currency swap agreements (receive U.S. dollars/pay Australian dollars):
      Notional amount (in U.S. dollars)                                            53               23
      Fair value                                                                   (8)              (4)
Currency swap agreements (receive U.S. dollars/pay Japanese Yen):
      Notional amount (in U.S. dollars)                                            12               12
      Fair value                                                                   (2)              (1)
Currency swap agreements (receive U.S. dollars/pay LIBOR and
   Euro-based floating rate):
      Notional amount (in U.S. dollars)                                            21               21
      Fair value                                                                   (0)              (5)
Combination interest rate and currency swap agreements (receive U.S.
   dollars/pay Australian dollars):
      Notional amount (in U.S. dollars)                                           100               21
      Fair value                                                                   (8)              (5)

                     American General Life Insurance Company

11.4 Index Options

S&P 500 index options (puts and calls) are purchased as fair value hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to effectively match option purchases to policy liabilities and to assess ongoing effectiveness on a periodic basis. Contracts outstanding at December 31 were as follows:

                                                    2004                               2003
                                        ----------------------------         -----------------------------
                                        Notional         Fair Value          Notional           Fair Value
                                        --------         -----------         --------           ----------
                                                                (In Millions)
Calls:
   One-year (or less) contracts          $   100         $      6             $     29            $    4
   Two-year contracts                         13                1                   --                --


11.5 Futures

The Company purchases and sells short futures options (treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. All such positions are closed out each quarter-end with mark to market adjustments recognized currently in earnings.

12.  Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

                     American General Life Insurance Company

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.



                                                                  2004                             2003
                                                         --------------------------        ----------------------
                                                           Fair           Carrying           Fair       Carrying
                                                          Value            Amount           Value        Amount
                                                         -------         ----------        -------     ----------
                                                                            (In Millions)

Assets
Fixed maturity and equity securities                  $    49,525    $    49,525     $    45,517     $    45,517
Mortgage loans on real estate                               3,532          3,325           3,246           2,954
Policy loans                                                1,777          1,731           1,749           1,706
Short-term investments                                         63             63             112             112
Derivative assets                                              11             11              10              10
Partnerships                                                2,092          2,092           1,896           1,896
Separate account seed money                                    41             41              92              92
Investment in ultimate Parent Company                          53             53              54              54
Notes receivable from affiliates                              598            598             537             537
Securities lending collateral                               9,286          9,286           4,451           4,451
Assets held in separate accounts                           25,537         25,537          22,931          22,931

Liabilities
Investment contracts                                       30,792         33,591          29,176          31,760
Dividend accumulations                                        904            904             901             901
Derivative liabilities                                         58             58              27              27
Securities lending payable                                  9,286          9,286           4,451           4,451
Liabilities related to separate accounts                   25,537         25,537          22,931          22,931

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

Fair value for fixed maturity securities was based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

                     American General Life Insurance Company

Fixed Maturity and Equity Securities (continued)

Fair values for equity securities was based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

Investment in Ultimate Parent Company

The fair value of the investment in the ultimate Parent Company is based on quoted market prices of AIG common stock.

Assets and Liabilities Related to Separate Accounts

The fair value of Separate Account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Derivative Financial Instruments

Fair values for derivative assets and liabilities were based upon quoted market prices received from AIG Financial Products Corp, an affiliated financial products company, and independent sources.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

                     American General Life Insurance Company

Notes Receivable from Affiliates

Fair values of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Partnerships

Fair value of partnerships is based upon the fair value of the net assets of these investments as determined by the general partners.

Separate Account Seed Money

Fair value is considered to be the market value of the underlying securities.

13. Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

The Company's ultimate parent, AIG, pursuant to various filings with the SEC, has reported that its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 could not be filed within the prescribed time period due to management changes, as well as AIG's ongoing internal review of the accounting for certain transactions, which review was commenced in connection with regulatory inquiries announced by AIG and described in Current Reports on Forms 8-K filed with the SEC by AIG, including those filed on February 14, 2005, March 15, 2005 and March 30, 2005. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial condition or results of operations.

                     American General Life Insurance Company

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had $110.5 million of unfunded commitments for its investments in limited partnerships at December 31, 2004.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2004 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The liability is not material to the Company's consolidated statement of position. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

                     American General Life Insurance Company

On November 1, 2002, the Company and various affiliates entered into a one-year inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG in amounts aggregating to not more than $90.0 million. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5 percent or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date to convert any outstanding loan balances to one-year term. After an initial one-year extension, effective October 29, 2004, the facility was amended to extend the commitment termination date to October 28, 2005. The Company has received annual facility fees of 0.045%. However, effective as of October 29, 2004, the facility fee was changed to 0.040%. No loans were funded during 2004 or 2003.

Tax credits generated by the production of synthetic fuel are subject to a phase-out provision that gradually reduces tax credits as the annual average wellhead price per barrel of domestic crude oil increases into an inflation-adjusted phase-out range. For 2003 and 2004, the tax credit would have begun to phase-out when the annual average wellhead price per barrel of domestic crude oil exceeded $50.14 per barrel and $51.35 per barrel, respectively. The 2005 phase-out range will be calculated using inflation rates published in 2006 by the Internal Revenue Service. If domestic crude oil prices remain high in 2005, the tax credits and net income generated by the investments may be reduced substantially.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes one risk from the 1996 underwriting year as well.

Net premiums and losses retained by the Company, after retro-cessions to variable quota share reinsurers, are 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). Under the agreement with AGAC, the company remains liable for any credit losses arising from uncollectible amounts from the third party reinsurers, including the Company's 50% pool participant. During 2004 and 2003, the Company recorded charges of $20.7 million and $0 million, respectively, related to such uncollectible amounts. Reinsurance recoverables included in these financial statements related to the workers' compensation business were $ 62.0 million and $ 137.4 million at December 31, 2004 and 2003, respectively. While not included in these financial statements, the Company is contingently liable for losses incurred by its 50% pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

                     American General Life Insurance Company

14.  Reinsurance

Reinsurance transactions for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                                                                Percentage
                                                  Ceded to         Assumed                      of Amount
                                                    Other         From Other                     Assumed
                                   Gross Amount   Companies        Companies    Net Amount       to Net
                                   ------------   ------------    ----------    ------------    ----------
                                                               (In Thousands)
December 31, 2004
Life insurance in force            $410,133,222   $314,611,320    $2,814,650    $ 98,336,552      2.86%
                                   ============   ============    ==========    ============
Premiums:
   Life insurance and annuities       1,898,236        395,625         9,307       1,511,918      0.62%
   Accident and health insurance         25,374          2,999         1,129          23,504      4.80%
                                   ------------   ------------    ----------    ------------
Total premiums                     $  1,923,610   $    398,624    $   10,436    $  1,535,422      0.68%
                                   ============   ============    ==========    ============
December 31, 2003
Life insurance in force            $314,862,729   $211,992,953    $2,628,269    $105,498,045      2.49%
                                   ============   ============    ==========    ============
Premiums:
   Life insurance and annuities       1,758,005        305,828         6,641       1,458,818      0.46%
   Accident and health insurance         24,827         (6,252)       (7,296)         23,783    -30.68%
                                   ------------   ------------    ----------    ------------
Total premiums                     $  1,782,832   $    299,576    $     (655)   $  1,482,601     -0.04%
                                   ============   ============    ==========    ============

December 31, 2002
Life insurance in force            $278,188,433   $170,693,613    $2,407,609    $109,902,429      2.19%
                                   ============   ============    ==========    ============
Premiums:
   Life insurance and annuities       1,760,974        397,686        21,125       1,384,413      1.53%
   Accident and health insurance         25,713            983          (583)         24,147     -2.41%
                                   ------------   ------------    ----------    ------------
Total premiums                     $  1,786,687   $    398,669    $   20,542    $  1,408,560      1.46%
                                   ============   ============    ==========    ============

Reinsurance recoverable on paid losses was approximately $47.5 million, and $47.5 million, at December 31, 2004 and 2003, respectively. Reinsurance recoverable on unpaid losses was approximately $77.7 million, and $150.2 million at December 31, 2004 and 2003, respectively.

                     American General Life Insurance Company

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life Insurance Company of Bermuda ("AIGB"). The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

15.  Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life.

The Company paid $300 million, $0 million and $445 million in dividends on common stock to the Parent Company in 2004, 2003 and 2002, respectively. The Company also paid $680,000 in dividends on preferred stock to the Parent Company in 2004, 2003 and 2002.

On December 31, 2002, the Parent contributed to the Company a 100 percent interest in SunAmerica Hedge Fund Holdings LLC ("SAHFH"). SAHFH was formed on December 13, 2002. SAHFH's assets consist solely of investments in partnerships, which are included in partnerships in the consolidated balance sheets. The capital contribution was recorded in the amount of $443.8 million, representing the equity of SAHFH.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2004, approximately $9.5 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $4.3 billion of consolidated shareholder's equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

                     American General Life Insurance Company

16.  Division Operations

16.1 Nature of Operations

The Company manages its business operation through two divisions, which are based on products and services offered.

Retirement Services

The Retirement Services Division, which primarily relates to the operation of VALIC, a wholly owned subsidiary of the Company, provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

Life Insurance

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

16.2 Division Results

Results of each division exclude net realized investment gains.

Division earnings information was as follows:

                               Revenues                Income Before Taxes                 Earnings
                      --------------------------    --------------------------    --------------------------
                       2004      2003      2002      2004      2003      2002      2004      2003      2002
                      ------    ------    ------    ------    ------    ------    ------    ------    ------
                                                           (In Millions)
Retirement Services   $2,531    $2,301    $2,133    $1,116    $  878    $  772    $  774    $  593    $  552
Life Insurance         3,855     3,568     3,235       546       467       508       435       406       452
                      ------    ------    ------    ------    ------    ------    ------    ------    ------
Total divisions        6,386     5,869     5,368     1,662     1,345     1,280     1,209       999     1,004
Realized investment
 gains (losses)         (158)      (57)     (295)     (158)      (57)     (295)     (103)      (37)     (192)
                      ------    ------    ------    ------    ------    ------    ------    ------    ------
Total consolidated    $6,228    $5,812    $5,073    $1,504    $1,288    $  985    $1,106    $  962    $  812
                      ======    ======    ======    ======    ======    ======    ======    ======    ======

                                      F-52

                     American General Life Insurance Company

16.  Division Operations (continued)

16.2 Division Results (continued)

Division balance sheet information was as follows:

                                              Assets           Liabilities
                                        -----------------   -----------------
                                                      December 31
                                        -------------------------------------
                                          2004      2003      2004      2003
                                        -------   -------   -------   -------
                                                    (In Millions)
Retirement Services                     $68,052   $58,738   $63,063   $54,213
Life Insurance                           30,264    27,273    25,083    22,839
                                        -------   -------   -------   -------
Total consolidated                      $98,316   $86,011   $88,146   $77,052
                                        =======   =======   =======   =======

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)  Financial statements.

The following financial statements have been included in Part B of the registration statement: the audited consolidated financial statements for American General Life Insurance Company for the year ended December 31, 2004, for the year ended December 31, 2003 and for the year ended December 31, 2002.

(b)  Exhibits.

     (1)(a) Certified resolutions regarding organization of Separate Account D of American General Life Insurance Company. (1)

     (2)            N/A

     (3)(a) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (12)

     (3)(b)         Form of Selling Group Agreement. (9)

     (3)(c) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Contracts" in the Statement of Additional Information that is filed as part of this Registration Statement).

     (4)(a)         Form of Immediate Variable Annuity Contract, Form No. 03017.
                    (3)

     (5)(a)         Specimen form of Single Premium Immediate Annuity
                    Application. (3)

     (5)(b) Form of Single Premium Immediate Variable Annuity Application Supplement for Variable Contracts, Form No. AGLC100819-2003 Rev 0904. (Filed herewith)

     (5)(c) Form of Service Request for Single Premium Immediate Variable Annuity, Form No. AGLC101315. (Filed herewith)

     (5)(d) Form of Withdrawal Form for Single Premium Immediate Variable Annuity, Form No. AGLC101317. (Filed herewith)

     (5)(e) Form of Customer Service Form for Single Premium Immediate Variable Annuity, Form No. AGLC101319. (Filed herewith)

     (6)(a) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991.
                    (4)

     (6)(b) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (6)

     (6)(c) By-laws of American General Life Insurance Company, adopted January 22, 1992. (5)

     (7)            N/A

     (8)(a) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (11)

     (8)(b)(i) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (10)

     (8)(b)(ii) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (22)

     (8)(b)(iii) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (30)

     (8)(b)(iv) Form of Amendment Seven to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General

                    Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (3)

     (8)(c)(i) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

     (8)(c)(ii) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (14)

     (8)(c)(iii) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (8)

     (8)(c)(iv) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (22)

     (8)(c)(v) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (3)

     (8)(d)(i) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (10)

     (8)(d)(ii) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (14)

     (8)(d)(iii) Form of Amendment Four to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (3)

     (8)(e)(i) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (10)

     (8)(e)(ii) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (8)

     (8)(e)(iii) Form of Amendment Six to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (27)

     (8)(e)(iv) Form of Amendment Nine to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (3)

     (8)(f)(i) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (15)

     (8)(f)(ii) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (17)

     (8)(f)(iii) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (22)

     (8)(f)(iv) Form of Amendment Eight to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc.
                    (27)

     (8)(f)(v) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP,

                    American General Life Insurance Company and American General Distributors, Inc. (29)

     (8)(f)(vi) Form of Amendment Eleven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors,
                    Inc. (3)

     (8)(g)(i) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (10)

     (8)(g)(ii) Form of Amendment Two to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (3)

     (8)(h)(i) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (15)

     (8)(h)(ii) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (14)

     (8)(h)(iii) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (22)

     (8)(h)(iv) Form of Amendment Seven to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (27)

     (8)(h)(v) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (29)

     (8)(h)(vi) Form of Amendment Ten to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (3)

     (8)(i)(i) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (20)

     (8)(i)(ii) Form of Amendment One to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (7)

     (8)(i)(iii) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (32)

     (8)(j)(i) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (20)

     (8)(j)(ii) Form of Assignment and Modification Agreement by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (20)

     (8)(j)(iii) Form of Amendment to Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (3)

     (8)(k)(i) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (8)

     (8)(k)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (27)

     (8)(k)(iii) Form of Amendment No. 3 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (3)

     (8)(l)(i) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust
                    II. (8)

     (8)(l)(ii) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (31)

     (8)(m) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (8)

     (8)(n)(i) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (8)

     (8)(n)(ii) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (32)

     (8)(o) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (8)

     (8)(p)(i) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (8)

     (8)(p)(ii) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (27)

     (8)(p)(iii) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (31)

     (8)(p)(iv) Form of Amendment No. 4 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (3)

     (8)(q) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (6)

     (8)(r)(i) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (19)

     (8)(r)(ii) Form of Amendment One to Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (3)

     (8)(s)(i) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (24)

     (8)(s)(ii) Form of Amendment Three to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (3)

     (8)(t) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (32)

     (8)(u)(i) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (13)

     (8)(u)(ii) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (13)

     (8)(v) Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (31)

     (8)(w) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (8)

     (8)(x)(i) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (20)

     (8)(x)(ii) Form of Amendment to Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (3)

     (8)(y)(i) Form of Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (26)

     (8)(y)(ii) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 1, 2000. (21)

     (8)(y)(iii) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective November 1, 2001. (25)

     (8)(y)(iv) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 14, 2002. (28)

     (8)(y)(v) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective October 1, 2002. (31)

     (8)(y)(vi) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (3)

     (8)(z)(i) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (18)

     (8)(z)(ii) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (25)

     (8)(z)(iii) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective May 1, 2003.
                    (31)

     (8)(z)(iv) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC. (3)

     (8)(aa)(i) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (8)

     (8)(aa)(ii) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (27)

     (8)(aa)(iii)   Form of Amendment No. 3 to Amended and Restated
                    Participation Agreement by and between Variable Insurance
                    Products Fund, Fidelity Distributors Corporation and
                    American General Life Insurance Company. (31)

     (8)(aa)(iv) Form of Amendment No. 4 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (3)

     (8)(bb) Form of Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective October 1, 2002. (31)

     (8)(cc) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (8)

     (8)(dd) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (8)

     (8)(ee) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (8)

     (8)(ff)(i) Form of Participation Agreement by and among American General Life Insurance Company and SunAmerica Series Trust.
                    (23)

     (8)(ff)(ii) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (32)

     (8)(ff)(iii)   Form of Amendment to Participation Agreement by and among
                    American General Life Insurance Company and SunAmerica
                    Series Trust, dated July 2, 2003. (3)

     (8)(gg)(i) Form of Administrative Services Agreement by and among American General Life Insurance Company and SunAmerica Asset Management Corp. (23)

     (8)(gg)(ii) Form of Amendment One to Administrative Services Agreement by and among American General Life Insurance Company and SunAmerica Asset Management Corp. (3)

     (8)(hh)(i) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (31)

     (8)(hh)(ii) Form of Amendment One to Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated.
                    (3)

     (8)(ii) Form of Services Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (31)

     (8)(jj)(i) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (24)

     (8)(jj)(ii) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (31)

     (8)(jj)(iii)   Form of Amendment No. 2 to Participation Agreement by and
                    among American General Life Insurance Company, Oppenheimer
                    Variable Account Funds and OppenheimerFunds, Inc. (3)

     (8)(kk)(i) Form of Administrative Services Agreement by and among American General Life Insurance Company and
                    OppenheimerFunds, Inc. (24)

     (8)(kk)(ii) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (31)

     (8)(kk)(iii)   Form of Amendment No. 2 to Administrative Services Agreement
                    by and among American General Life Insurance Company and
                    OppenheimerFunds, Inc. (3)

     (8)(ll)(i) Form of Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company.
                    (31)

     (8)(ll)(ii) Form of Amendment One to Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company. (3)

     (8)(mm)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (2)

     (8)(mm)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975.
                    (2)

     (8)(mm)(iii)   Form of Addendum No. 2 to Service and Expense Agreement
                    dated February 1, 1974, between American International
                    Group, Inc. and various affiliate subsidiaries, including
                    American General Life Insurance Company, dated September 23,
                    1975. (2)

     (8)(mm)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (2)

     (8)(mm)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (2)

     (8)(mm)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (2)

     (8)(mm)(vii)   Form of Addendum No. 32 to Service and Expense Agreement
                    dated February 1, 1974, among American International Group,
                    Inc. and various affiliate subsidiaries, including American
                    General Life Insurance Company, American General Life
                    Companies, LLC and American General Equity Services
                    Corporation, effective May 1, 2004. (32)

     (8)(nn)(i) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (32)

     (9) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (3)

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP. (Filed herewith)

     (11)           Not applicable.

     (12)           Not applicable.

----------
(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 002- 49805) of American General Life Insurance Company Separate Account D filed on December 6, 1973.

(2) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D on December 17, 2003.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033- 43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(6) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D on October 16, 2000.

(8) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(9) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333- 102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(11) Incorporated by reference to Pre-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(12) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(13) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(15) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(16) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(17) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(18) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(19) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(20) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(21) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 10, 2001.

(22) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(23) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(24) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(25) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(26) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 26, 2000.

(27) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2001.

(28) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(29) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(30) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333- 103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(31) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(32) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

Item 25. Directors and Officers of the Depositor

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Rodney O. Martin, Jr.       Director, Chairman of the Board of Directors,
2929 Allen Parkway          President and Chief Executive Officer
Houston, TX 77019

M. Bernard Aidinoff         Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz              Director and Chairman-Affluent & Corporate Markets
830 Third Avenue            Profit Center
New York, NY 10022

David L. Herzog             Director
2929 Allen Parkway
Houston, TX 77019

Richard A. Hollar           Director, President-AIG Life Brokerage Profit Center
750 West Virginia Street    and Chief Executive Officer-AIG Life Brokerage
Milwaukee, WI 53204         Profit Center

Royce G. Imhoff, II         Director, President-Affluent & Corporate Markets
2929 Allen Parkway          Profit Center and Chief Executive Officer-Affluent &
Houston, TX 77019           Corporate Markets Profit Center

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Donald P. Kanak, Jr.        Director
70 Pine Street
New York, NY 10270

Richard J. Miller           Director, President-Independent Advisory Network
2929 Allen Parkway          Profit Center and Chief Executive
Houston, TX 77019           Officer-Independent Advisory Group

Ernest T. Patrikis          Director
70 Pine Street
New York, NY 10270

Gary D. Reddick             Director, Chief Administrative Officer and Executive
2929 Allen Parkway          Vice President
Houston, TX 77019

Martin J. Sullivan          Director
70 Pine Street
New York, NY 10270

Christopher J. Swift        Director, Chief Financial Officer and Executive Vice
2929 Allen Parkway          President
Houston, TX 77019

James W. Weakley            Director, President-Worksite Solutions Profit Center
2929 Allen Parkway          and Chief Executive Officer-Worksite Solutions
Houston, TX 77019           Profit Center

Thomas L. Booker            President-Structured Settlements/SPIA Profit Center
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien         President-Agency Building Profit Center
2727 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson          Chief Information Officer and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Steven D. Anderson          Senior Vice President-Independent Advisory Group
2727 Allen Parkway
Houston, TX 77019

Stephen A. Appleyard        Senior Vice President-Accident & Health
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong          Senior Vice President
3600 Route 66
Neptune, NJ 07754

Erik A. Baden               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rebecca G. Campbell         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

James A. Galli              Senior Vice President
830 Third Avenue
New York, NY 10022

William F. Guterding        Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.      Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
S. Douglas Israel           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo            Senior Vice President
2727 Allen Parkway
Houston, TX 77019

A. Hasan Qureshi            Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Richard C. Schuettner       Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

James P. Sennett            Senior Vice President
2727 Allen Parkway
Houston, TX 77019

James P. Steele             Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Robert E. Steele            Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Dan E. Trudan               Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Frederic R. Yopps           Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Steven E. Zimmerman         Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon             Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel              Vice President
2727 Allen Parkway
Houston, TX 77019

Michael B. Boesen           Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
James B. Brown              Vice President
2727 Allen Parkway
Houston, TX 77019

Robert W. Chesner           Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey         Vice President
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs              Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi            Vice President
2727 Allen Parkway
Houston, TX 77019

Donald L. Davis             Vice President
205 E. 10th Street
Amarillo, TX 79101

Steven A. Dmytrack          Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan          Vice President
2727 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi         Vice President
2727-A Allen Parkway
Houston, TX 77019

Patrick Froze               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Frederick J. Garland, Jr.   Vice President
2727 Allen Parkway
Houston, TX 77019

Lisa Gerhart                Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette         Vice President
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer        Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger       Vice President
70 Pine Street
New York, NY 10270

Joel H. Hammer              Vice President
1 Chase Manhattan Place
New York, NY 10005

John Harmeling              Vice President
2929 Allen Parkway
Houston, Texas 77019

Craig H. Harrel             Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington         Vice President
2727 Allen Parkway
Houston, TX 77019

Bradley Harris              Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Michael Harrison            Vice President
2727 Allen Parkway
Houston, TX 77019

Neal C. Hasty               Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig              Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Walter P. Irby              Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson           Vice President
205 E. 10th Street
Amarillo, TX 79101

David S. Jorgensen          Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman            Vice President
1 Chase Manhattan Place
New York, NY 10005

Charles L. Levy             Vice President
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                 Vice President
6363 Forest Park Road
Dallas, TX 75235

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Robert J. Ley               Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers             Vice President
2727 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett        Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask               Vice President
2727 Allen Parkway
Houston, TX 77019

Gordon S. Massie            Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall            Vice President
2727 Allen Parkway
Houston, TX 77019

Richard D. McFarland        Vice President
2727 Allen Parkway
Houston, TX 77019

Candace A. Michael          Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio               Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller            Vice President
#1 Franklin Square
Springfield, IL 62713

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Alex N. Moral               Vice President-Product Design and Development
2727 Allen Parkway
Houston, TX 77019

Michael R. Murphy           Vice President
750 West Virginia Street
Milwaukee, WI 53204

Carl T. Nichols             Vice President
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson          Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.        Vice President
2929 Allen Parkway
Houston, TX 77019

Lori J. Payne               Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen         Vice President
2929 Allen Parkway
Houston, TX 77019

John W. Penko               Vice President
2727 Allen Parkway
Houston, TX 77019

Cathy A. Percival           Vice President
2727 Allen Parkway
Houston, TX 77019

Terri Robbins               Vice President
175 Water Street
New York, NY 10038

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Dale W. Sachtleben          Vice President
#1 Franklin Square
Springfield, IL 62713

Robert C. Sage              Vice President
2727 Allen Parkway
Houston, TX 77019

Kristin Sather              Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott            Vice President
2929 Allen Parkway
Houston, TX 77019

Tom L. Scott                Vice President
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires              Vice President
2929 Allen Parkway
Houston, TX 77019

Gregory R. Thornton         Vice President
#1 Franklin Square
Springfield, IL 62713

Alan Vale                   Vice President
2929 Allen Parkway
Houston, TX 77019

Christian D. Weiss          Vice President
#1 Franklin Square
Springfield, IL 62713

Bridgette Wilson            Vice President
#1 Franklin Square
Springfield, IL 62713

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
-------------------------   ----------------------------------------------------
Elizabeth M. Tuck           Secretary
70 Pine Street
New York, NY 10270

Item 26. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). Set forth below is an organizational chart for AIG filed with the SEC on March 15, 2004 as Exhibit 21 to the Form 10-K. Footnotes to the organizational chart below are located at the end of Item 26. The current organizational chart for AIG can be found as Exhibit 21 in Form 10-K filed in 2005, SEC file number 001-08787.

                               SUBSIDIARIES OF AIG

                                                                                                          % of Voting
                                                                                                           Securities
                                                                                                            Owned by
                                                                                        Jurisdiction of       its
                                                                                         Incorporation     Immediate
                                                                                        or Organization    Parent(2)
                                                                                        ---------------   -----------
American International Group, Inc. (1)...............................................          Delaware       (3)
   AIG Aviation, Inc. ...............................................................           Georgia      100%
   AIG Bulgaria Insurance and Reinsurance Company EAD................................          Bulgaria      100%
   AIG Capital Corporation...........................................................          Delaware      100%
      AIG Consumer Finance Group, Inc. ..............................................          Delaware      100%
         AIG Bank Polska S.A. .......................................................            Poland    97.23%
         AIG Credit S.A. ............................................................            Poland       80%
         Compania Financiera Argentina S.A. .........................................         Argentina     92.7%
      AIG Global Asset Management Holdings Corp. ....................................          Delaware      100%
         AIG Capital Partners, Inc. .................................................          Delaware      100%
         AIG Global Investment Corp. ................................................        New Jersey      100%
         John McStay Investment Counsel, L.P. .......................................             Texas    82.84%
      International Lease Finance Corporation........................................        California    64.85% (4)
   AIG Claim Services, Inc. .........................................................          Delaware      100%
   A1G Credit Corp. .................................................................          Delaware      100%
      A.I. Credit Corp...............................................................     New Hampshire      100%
      Imperial Premium Finance, Inc. ................................................        California      100%
      Imperial Premium Finance, Inc. ................................................          Delaware      100%
   AIG Equity Sales Corp.............................................................          New York      100%
   AIG Federal Savings Bank..........................................................          Delaware      100%
   AIG Finance Holdings, Inc. .......................................................          New York      100%
      AIG Finance (Hong Kong) Limited................................................         Hong Kong      100%
   AIG Financial Advisor Services, Inc. .............................................          Delaware      100%
      AIG Financial Advisor Services (Europe), S.A. .................................        Luxembourg      100%
   AIG Financial Products Corp.......................................................          Delaware      100%

                               SUBSIDIARIES OF AIG

                                                                                                          % of Voting
                                                                                                           Securities
                                                                                                            Owned by
                                                                                        Jurisdiction of       its
                                                                                         Incorporation     Immediate
                                                                                        or Organization    Parent(2)
                                                                                        ---------------   -----------
      AIG Matched Funding Corp.......................................................          Delaware     100%
      BanqueAlG .....................................................................            France      90% (5)
   AIG Funding, Inc. ................................................................          Delaware     100%
   AIG Global Real Estate Investment Corp............................................          Delaware     100%
   AIG Global Trade & Political Risk Insurance Company...............................        New Jersey     100%
   A.I.G. Golden Insurance Ltd. .....................................................            Israel   50.01%
   AIG Life Insurance Company........................................................          Delaware      79% (6)
   AIG Life Insurance Company of Canada..............................................            Canada     100%
   AIG Life Insurance Company of Puerto Rico.........................................       Puerto Rico     100%
   AIG Marketing, Inc. ..............................................................          Delaware     100%
   AIG Memsa, Inc. ..................................................................          Delaware     100%
      Tata AIG General Insurance Company Limited.....................................             India      26%
   AIG Private Bank Ltd. ............................................................       Switzerland     100%
   AIG Retirement Services, Inc. ....................................................          Delaware     100% (7)
      SunAmerica Life Insurance Company..............................................           Arizona     100%
         SunAmerica Investments, Inc. ...............................................           Georgia      70% (8)
            AIG Advisor Group, Inc. .................................................          Maryland     100%
               Advantage Capital Corporation.........................................          New York     100%
               FSC Securities Corporation............................................          Delaware     100%
               Sentra Securities Corporation.........................................        California     100%
               Spelman & Co., Inc. ..................................................        California     100%
               SunAmerica Securities, Inc. ..........................................          Delaware     100%
            AIG SunAmerica Life Assurance Company....................................           Arizona     100% (9)
            Saamsun Holdings Corp....................................................          Delaware     100%
               SAM Holdings Corporation..............................................        California     100%
                  AIG SunAmerica Asset Management Corp...............................          Delaware     100%
                  AIG SunAmerica Capital Services. Inc. .............................          Delaware     100%
               Sun Royal Holdings Corporation........................................        California     100%
      Royal Alliance Associates, Inc. ...............................................          Delaware     100%
   First SunAmerica Life Insurance Company...........................................          New York     100%
AIG Risk Management, Inc. ...........................................................          New York     100%
AIG Technologies, Inc. ..............................................................     New Hampshire     100%
AIGTI, Inc. .........................................................................          Delaware     100%
AIG Trading Group Inc. ..............................................................          Delaware     100%
   AIG International, Inc. ..........................................................          Delaware     100%
AIU Insurance Company................................................................          New York      52% (10)
AIU North America, Inc. .............................................................          New York     100%
American General Corporation.........................................................             Texas     100%
   American General Bancassurance Services, Inc. ....................................          Illinois     100%
   AGC Life Insurance Company........................................................          Missouri     100%
      AIG Assurance Canada...........................................................            Canada     100% (11)
      AIG Life of Bermuda, Ltd. .....................................................           Bermuda     100%
      American General Life and Accident Insurance Company...........................         Tennessee     100%
      American General Life Insurance Company........................................             Texas     100%

                               SUBSIDIARIES OF AIG

                                                                                                          % of Voting
                                                                                                           Securities
                                                                                                            Owned by
                                                                                        Jurisdiction of       its
                                                                                         Incorporation     Immediate
                                                                                        or Organization    Parent(2)
                                                                                        ---------------   -----------
         American General Annuity Service Corporation................................             Texas     100%
         AIG Enterprise Services, LLC................................................          Delaware     100%
         American General Equity Services Corporation................................          Delaware     100%
         American General Life Companies, LLC........................................          Delaware     100%
         The Variable Annuity Life Insurance Company.................................             Texas     100%
            VALIC Retirement Services Company........................................             Texas     100%
            VALIC Trust Company......................................................             Texas     100%
      American General Property Insurance Company....................................         Tennessee   51.85% (12)
         American General Property Insurance Company of Florida......................           Florida     100%
      AIG Annuity Insurance Company..................................................             Texas     100%
      The United States Life Insurance Company in the City of New York...............          New York     100%
   American General Finance, Inc. ...................................................           Indiana     100%
      AGF Investment Corp............................................................           Indiana     100%
      American General Auto Finance, Inc. ...........................................          Delaware     100%
      American General Finance Corporation...........................................           Indiana     100%
         Crossroads Mortgage, Inc. ..................................................         Tennessee     100%
         ENM, Inc. ..................................................................         Tennessee     100%
         MorEquity, Inc. ............................................................            Nevada     100%
            Wilmington Finance, Inc. ................................................          Delaware     100%
         Merit Life Insurance Co.....................................................           Indiana     100%
         Yosemite Insurance Company..................................................           Indiana     100%
            CommoLoCo, Inc. .........................................................       Puerto Rico     100%
         American General Financial Services of Alabama, Inc. .......................           Alabama     100%
         HSA Residential Mortgage Services of Texas, Inc. ...........................          Delaware     100%
      American General Investment Management Corporation.............................          Delaware     100%
      American General Realty Investment Corporation.................................             Texas     100%
      American General Assurance Company.............................................          Illinois     100%
            American General Indemnity Company ......................................          Illinois     100%
            USLIFE Credit Life Insurance Company of Arizona..........................           Arizona     100%
         Knickerbocker Corporation...................................................             Texas     100%
American Home Assurance Company......................................................          New York     100%
   AIG Hawaii Insurance Company, Inc. ...............................................            Hawaii     100%
      American Pacific Insurance Company, Inc. ......................................            Hawaii     100%
   American International Insurance Company..........................................          New York     100%
      American International Insurance Company of California, Inc. ..................        California     100%
      American International Insurance Company of New Jersey.........................        New Jersey     100%
      Minnesota Insurance Company....................................................         Minnesota     100%
      American International Realty Corp.............................................          Delaware    31.5% (13)
      Pine Street Real Estate Holdings Corp..........................................     New Hampshire   31.47% (13)
      Transatlantic Holdings, Inc. ..................................................          Delaware   33.61% (14)
         Transatlantic Reinsurance Company...........................................          New York     100%
            Putnam Reinsurance Company...............................................          New York     100%
            Trans Re Zurich..........................................................       Switzerland     100%
American International Insurance Company of Delaware.................................          Delaware     100%

                               SUBSIDIARIES OF AIG

                                                                                                          % of Voting
                                                                                                           Securities
                                                                                                            Owned by
                                                                                        Jurisdiction of       its
                                                                                         Incorporation     Immediate
                                                                                        or Organization    Parent(2)
                                                                                        ---------------   -----------
American International Life Assurance Company of New York ...........................          New York       77.52% (15)
American International Reinsurance Company, Ltd. ....................................           Bermuda         100%
   AIG Edison Life Insurance Company ................................................             Japan          90% (16)
   American International Assurance Company, Limited ................................         Hong Kong         100%
      American International Assurance Company (Australia) Limited ..................         Australia         100%
   American International Assurance Company (Bermuda) Limited .......................           Bermuda         100%
      American International Assurance Co. (Vietnam) Limited ........................           Vietnam         100%
      Tata AIG Life Insurance Company Limited .......................................             India          26%
   Nan Shan Life Insurance Company, Ltd. ............................................            Taiwan          95%
American International Underwriters Corporation .....................................          New York         100%
American International Underwriters Overseas, Ltd. ..................................           Bermuda         100%
   AIG Europe (Ireland) Limited .....................................................           Ireland         100%
   AIG Europe (U.K.) Limited ........................................................           England         100%
   AIG Brasil Companhia de Seguros ..................................................            Brazil          50%
   Universal Insurance Co., Ltd. ....................................................          Thailand         100%
   La Seguridad de Centroamerica, Compania de Seguros S.A. ..........................         Guatemala         100%
   American International Insurance Company of Puerto Rico ..........................       Puerto Rico         100%
   A.I.G. Colombia Seguros Generales S.A. ...........................................          Colombia         100%
   American International Underwriters GmBH .........................................           Germany         100%
   Underwriters Adjustment Company, Inc. ............................................            Panama         100%
   American Life Insurance Company ..................................................          Delaware         100%
      AIG Life (Bulgaria) Z.D. A.D  .................................................          Bulgaria         100%
      ALICO, S.A. ...................................................................            France         100%
      American Life Insurance Company (Kenya) Limited ...............................             Kenya       66.67%
      Pharaonic American Life Insurance Company .....................................             Egypt       71.63%
   AIG Life Insurance Company (Switzerland) Ltd. ....................................       Switzerland         100%
   American Security Life Insurance Company, Ltd. ...................................      Lichtenstein         100%
   Birmingham Fire Insurance Company of Pennsylvania ................................      Pennsylvania         100%
   China America Insurance Company, Ltd. ............................................          Delaware          50%
   Commerce and Industry Insurance Company ..........................................          New York         100%
   Commerce and Industry Insurance Company of Canada ................................           Ontario         100%
   Delaware American Life Insurance Company .........................................          Delaware         100%
   Hawaii Insurance Consultants, Ltd. ...............................................            Hawaii         100%
   HSB Group, Inc. ..................................................................          Delaware         100%
      The Hartford Steam Boiler Inspection and Insurance Company ....................       Connecticut         100%
         The Allen Insurance Company, Ltd. ..........................................           Bermuda         100%
         The Hartford Steam Boiler Inspection and Insurance Company of Connecticut ..       Connecticut         100%
         HSB Engineering Insurance Limited ..........................................           England         100%
            The Boiler Inspection and Insurance Company of Canada ...................            Canada         100%
   The Insurance Company of the State of Pennsylvania ...............................      Pennsylvania         100%
   Landmark Insurance Company .......................................................        California         100%
   Mt. Mansfield Company, Inc. ......................................................           Vermont         100%
National Union Fire Insurance Company of Pittsburgh, Pa .............................      Pennsylvania         100%
   American International Specialty Lines Insurance Company .........................            Alaska          70% (17)

                               SUBSIDIARIES OF AIG

                                                                                                          % of Voting
                                                                                                           Securities
                                                                                                            Owned by
                                                                                        Jurisdiction of       its
                                                                                         Incorporation     Immediate
                                                                                        or Organization    Parent(2)
                                                                                        ---------------   -----------
   Lexington Insurance Company ......................................................          Delaware          70% (17)
      GE Property & Casualty Insurance Company ......................................      Pennsylvania         100%
         GE Casualty Insurance Company ..............................................      Pennsylvania         100%
            GE Indemnity Insurance Company ..........................................      Pennsylvania         100%
         GE Auto & Home Assurance Company ...........................................      Pennsylvania         100%
         Bayside Casualty Insurance Company .........................................        New Jersey         100%
      JI Accident & Fire Insurance Co. Ltd. .........................................             Japan         .50%
   National Union Fire Insurance Company of Louisiana ...............................         Louisiana         100%
   National Union Fire Insurance Company of Vermont .................................           Vermont         100%
   21st Century Insurance Group .....................................................        California       33.03% (18)
      21st Century Insurance Company ................................................        California         100%
      21st Century Casualty Company .................................................        California         100%
      21st Century Insurance Company of Arizona .....................................           Arizona         100%
   Starr Excess Liability Insurance Company, Ltd. ...................................          Delaware         100%
      Starr Excess Liability Insurance International Ltd. ...........................           Ireland         100%
NHIG Holding Corp. ..................................................................          Delaware         100%
   Audubon Insurance Company ........................................................         Louisiana         100%
      Audubon Indemnity Company .....................................................       Mississippi         100%
      Agency Management Corporation .................................................         Louisiana         100%
         The Gulf Agency, Inc. ......................................................           Alabama         100%
   New Hampshire Insurance Company ..................................................      Pennsylvania         100%
      AIG Europe, S.A. ..............................................................            France         (19)
      AI Network Corporation ........................................................          Delaware         100%
      American International Pacific Insurance Company ..............................          Colorado         100%
      American International South Insurance Company ................................      Pennsylvania         100%
      Granite State Insurance Company ...............................................      Pennsylvania         100%
      New Hampshire Indemnity Company, Inc. .........................................      Pennsylvania         100%
      AIG National Insurance Company, Inc. ..........................................          New York         100%
      Illinois National Insurance Co. ...............................................          Illinois         100%
      New Hampshire Insurance Services, Inc. ........................................     New Hampshire         100%
   AIG Star Life Insurance Co., Ltd. ................................................             Japan         100%
Pharaonic Insurance Company, S.A.E. .................................................             Egypt       89.98%
The Philippine American Life and General Insurance Company ..........................       Philippines       99.78%
   Pacific Union Assurance Company ..................................................        California         100%
   Philam Equitable Life Assurance Company, Inc. ....................................       Philippines       95.31%
   The Philippine American General Insurance Company, Inc. ..........................       Philippines         100%
      Philam Insurance Company, Inc. ................................................       Philippines         100%
Risk Specialist Companies, Inc. .....................................................          Delaware         100%
United Guaranty Corporation .........................................................    North Carolina       36.3l% (20)
   United Guaranty Insurance Company ................................................    North Carolina         100%
   United Guaranty Mortgage Insurance Company .......................................    North Carolina         100%
   United Guaranty Mortgage Insurance Company of North Carolina .....................    North Carolina         100%
   United Guaranty Partners Insurance Company .......................................           Vermont          80%
   United Guaranty Residential Insurance Company of North Carolina ..................    North Carolina         100%

                               SUBSIDIARIES OF AIG

                                                                                                          % of Voting
                                                                                                           Securities
                                                                                                            Owned by
                                                                                        Jurisdiction of       its
                                                                                         Incorporation     Immediate
                                                                                        or Organization    Parent(2)
                                                                                        ---------------   -----------
United Guaranty Residential Insurance Company .......................................    North Carolina      75.03% (21)
   United Guaranty Commercial Insurance Company of North Carolina ...................    North Carolina        100%
   United Guaranty Mortgage Indemnity Company .......................................    North Carolina        100%
   United Guaranty Credit Insurance Company .........................................    North Carolina        100%
United Guaranty Services, Inc. ......................................................    North Carolina        100%

----------
(1) All subsidiaries listed are consolidated in the financia statements of AIG filed in its Form 10-K in 2004, SEC file number 001-08787. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)  Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 11.9 percent by Starr International Company, Inc., 1.8 percent by C. V. Starr & Co., Inc. and 2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)  Also owned 10 percent by AIG Matched Funding Corp.
(6)  Also owned 21 percent by Commerce and Industry Insurance Company.
(7)  Formerly known as AIG SunAmerica Inc.
(8)  Also owned 30 percent by AIG Retirement Services. Inc.
(9)  Formerly known as Anchor National Life Insurance Company.
(10) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and 8 percent by Birmingham Fire Insurance Company of Pennsylvania.
(11) Indirect wholly-owned subsidiary.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13) Also owned by 11 other AIG subsidiaries.
(14) Also owned 26.06 percent by AIG.
(15) Also owned 22.48 percent by American Home Assurance Company.
(16) Also owned 10 percent by a subsidiary of American Life Insurance Company.
(17) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham Fire Insurance Company of Pennsylvania.
(18) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(19) 100 percent to be held with other AIG companies.
(20) Also owned 45.88 percent by National Union Fire Insuranc Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and 0.86 percent by The Insurance Company of the State of Pennsylvania.
(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 27. Number of Contract Owners

As of April 1, 2005, there were zero owners of contracts of the class covered by this registration statement, zero qualified contracts and zero non-qualified contracts.

Item 28. Indemnification

Article VII, section 1, of the Company's By-Laws provides, in part, that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was serving at the request of the Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2, and section 3, provide that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was acting in behalf of the Company, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or
(c) of expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by the Company or the indemnified person or the attorney or other persons rendering services in connection with the defense, whether or not such application by the attorney or indemnified person is opposed by the Company.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which all offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

  Name and Principal     Positions and Offices with Underwriter
   Business Address      American General Equity Services Corporation
----------------------   -------------------------------------------------------
Rodney O. Martin, Jr.    Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire          Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis       Director
70 Pine Street
New York, NY 10270

  Name and Principal     Positions and Offices with Underwriter
   Business Address      American General Equity Services Corporation
----------------------   -------------------------------------------------------
Gary D. Reddick          Director
2929 Allen Parkway
Houston, TX 77019

Richard J. Miller        President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez      Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson       Vice President, Chief Compliance Officer and Anti-
2727 Allen Parkway       Money Laundering Compliance Officer
Houston, TX 77019

Elizabeth M. Tuck        Secretary
70 Pine Street
New York, NY 10270

Edward F. Andrzejewski   Tax Officer
70 Pine Street
New York, NY 10270

Amy M. Cinquegrana       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson        Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

  Name and Principal     Positions and Offices with Underwriter
   Business Address      American General Equity Services Corporation
----------------------   -------------------------------------------------------
John D. Fleming          Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore         Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires           Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                          Net          Compensation on
                      Underwriting    Events Occasioning
Name of Principal    Discounts and    the Deduction of a    Brokerage       Other
   Underwriter        Commissions    Deferred Sales Load   Commissions   Compensation
------------------   -------------   -------------------   -----------   ------------
American General
   Equity Services
   Corporation             0                  0                 0              0

Item 30. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information;

C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Representation Regarding the Reasonableness of Aggregate Fees and Charges Deducted Under the Contracts Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account D, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2005.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT D
                                        (Registrant)

                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT, TREASURER
                                        AND CONTROLLER

[SEAL]

ATTEST: LAUREN W. JONES
        -------------------------
        LAUREN W. JONES
        ASSISTANT SECRETARY

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature               Title                 Date
---------               -----                 ----


RODNEY O. MARTIN, JR.   Director, Chairman,   April 29, 2005
---------------------   President and Chief
RODNEY O. MARTIN, JR.   Executive Officer


CHRISTOPHER J. SWIFT    Director and Chief    April 29, 2005
---------------------   Financial Officer
CHRISTOPHER J. SWIFT


M. BERNARD AIDINOFF     Director              April 29, 2005
---------------------
M. BERNARD AIDINOFF


DAVID J. DIETZ          Director              April 29, 2005
---------------------
DAVID J. DIETZ


DAVID L. HERZOG         Director              April 29, 2005
---------------------
DAVID L. HERZOG


RICHARD A. HOLLAR       Director              April 29, 2005
---------------------
RICHARD A. HOLLAR


ROYCE G. IMHOFF II      Director              April 29, 2005
---------------------
ROYCE G. IMHOFF II


DONALD P. KANAK, JR.    Director              April 29, 2005
---------------------
DONALD P. KANAK, JR.

Signature               Title                 Date
---------               -----                 ----


RICHARD J. MILLER       Director              April 29, 2005
---------------------
RICHARD J. MILLER


ERNEST T. PATRIKIS      Director              April 29, 2005
---------------------
ERNEST T. PATRIKIS


GARY D. REDDICK         Director              April 29, 2005
---------------------
GARY D. REDDICK


MARTIN J. SULLIVAN      Director              April 29, 2005
---------------------
MARTIN J. SULLIVAN


JAMES W. WEAKLEY        Director              April 29, 2005
---------------------
JAMES W. WEAKLEY

                                  EXHIBIT INDEX

Item 24. Exhibits

(5)(b) Form of Single Premium Immediate Variable Annuity Application Supplement for Variable Contracts, Form No. AGLC100819-2003 Rev 0904.

(5)(c) Form of Service Request for Single Premium Immediate Variable Annuity, Form No. AGLC101315.

(5)(d) Form of Withdrawal Form for Single Premium Immediate Variable Annuity, Form No. AGLC101317.

(5)(e) Form of Customer Service Form for Single Premium Immediate Variable Annuity, Form No. AGLC101319.

(10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1